UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds
(Exact name of registrant as specified in charter)

928 Grand Boulevard Kansas City, MO 64106
(Address of principal executive offices)

Scout Investments, Inc. 928 Grand Boulevard Kansas City, MO 64106
(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2016

International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)

Domestic Equity Funds
Scout Equity Opportunity Fund (SEOFX)
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)

Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

Table of Contents

International Fund	1

Emerging Markets Fund	6

Global Equity Fund	11

Equity Opportunity Fund	16

Mid Cap Fund	21

Small Cap Fund	27

Low Duration Bond Fund	31

Core Bond Fund	38

Core Plus Bond Fund	45

Unconstrained Bond Fund	52

Statements of Assets and Liabilities	58

Statements of Operations	62

Statements of Changes in Net Assets	64

Financial Highlights	67

Notes to Financial Statements	76

Report of Independent Registered Public Accounting Firm	90

Expense Examples	91

Other Information	92

Trustees and Officers	94

Glossary of Investment Terms	96

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

MARKET REVIEW (Unaudited)

The MSCI EAFE® Index returned -10.16% during the 12 months ending June 30, 2016, a challenging period for international equities. Despite massive monetary and government stimulus programs in the European Union (EU), Japan and China, the world economy has continued to weaken as poor demographics and high debt levels curtail growth. A tumultuous macroeconomic environment exacerbated the situation, as evidenced by investors’ severe reaction to “Brexit,” the United Kingdom’s (UK) decision to leave the EU. While many markets recovered from the shock relatively quickly, the majority of countries represented in the Index posted negative returns over the 12-month period. Against this backdrop, currency movements greatly influenced the conversion of local returns to the US dollar (USD). The euro was relatively flat versus the USD, but sterling weakened considerably while the Japanese yen strengthened. As a result, strong returns in the UK were reduced, and negative returns in Japan were lessened.

PORTFOLIO REVIEW

The Scout International Fund (UMBWX) returned -7.89% for the fiscal year, outperforming its benchmark. At the country level, we added the most value in the United States (U.S.), Japan and Germany, while France, South Africa and Canada detracted from relative results.

At the sector level, financials, information technology and health care were the Fund’s top performers over the performance period. In a reversal of the headwinds impacting Credicorp Ltd. during the latter months of 2015, the Peru-based financial services company benefited from a stronger Peruvian sol, better-than-expected credit quality and improvements in commodities prices during the first six months of 2016. In information technology, Tokyo Electron Ltd., a Japanese manufacturer and distributor of semiconductors and flat-panel display equipment, advanced after issuing a bullish outlook for its fiscal year 2017, due largely to its growing market share and a generally positive spending outlook for the semiconductor industry. In health care, Sysmex Corporation, which manufactures reagents, equipment and related products for clinical tests, was bolstered by an increased revenue outlook, brought on in part by depreciation in the Japanese yen.

In contrast, industrials, telecommunications services and utilities detracted from relative results. Whereas the shortfall from utilities reflected our underweight position — there were no utilities in the Fund as of June 30, 2016 — stock selection accounted for the majority of underperformance in the remaining two sectors. In industrials, staffing agency Adecco Group AG struggled, particularly as the Brexit vote cast a pall over economic growth prospects for both the UK and continental Europe, where the company conducts most of its business. In telecommunications services, South Africa-based MTN Group Ltd. declined on a myriad of concerns surrounding dividend sustainability, handset affordability and management turmoil, as well as general weakness in emerging markets.

MARKET OUTLOOK

No one is certain how the UK will accomplish its exit from the EU, or what long-term effects this complicated divorce will have on the financial markets. One thing is certain, however: the short-term impact has been decidedly negative. In a world of weak growth where equity markets have been in a bull run since 2009, a shock like this is not easily endured. While UK stocks dropped immediately following the referendum, the wider impact that a UK recession might have on the rest of Europe dragged continental European stocks lower as well. Volatility, once again, is the order of the day.

Michael D. Stack, CFA

Lead Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

JUNE 30, 2016	1

Scout International Fund
UMBWX

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

PORTFOLIO MANAGEMENT TEAM

Michael D. Stack, CFA

Lead Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout International Fund, MSCI EAFE Index, MSCI ACWI ex USA Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is an arithmetic, market value-weighted average of more than 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

2	SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	-7.89%	0.97%	1.20%	3.58%
MSCI EAFE Index*	-10.16%	2.06%	1.68%	1.58%
MSCI ACWI ex USA Index*	-10.24%	1.16%	0.10%	1.87%
Lipper International Large-Cap Growth Funds Index*	-8.81%	2.25%	2.02%	2.59%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross/net expense ratio for the Fund was 1.02% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross/net expense ratio of 1.05%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Holdings	71	930
Weighted Average Market Cap	$45.11B	$55.71B
Weighted Median Market Cap	$26.75B	$31.10B
Price/Earnings Ratio (Trailing 1 Year)	15.65	15.31
Price/Book Ratio	1.91	1.46
EPS Growth (Hist. 5 Yr.)	9.21%	6.97%
Return on Equity	18.45%	13.80%
Standard Deviation (Trailing 3 Years)	12.36%	13.29%
Sharpe Ratio (Trailing 3 Years)	0.07	0.15
Beta†	0.89	1.00
Alpha†	-0.88%	—
R-squared†	0.91	1.00
Upside Capture†	82%	100%
Downside Capture†	87%	100%
Turnover Ratio (Trailing 1 Year)	23%	—
% in Emerging Markets	12.87%	—
Total Net Assets (in Millions)	$1,484.26	—
Inception Date	9/14/1993	—

† Measured against the MSCI EAFE Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Fuji Heavy Industries Ltd.	2.03%
Aflac, Inc.	1.91%
CyberAgent, Inc.	1.89%
MediaTek, Inc.	1.82%
Astellas Pharma, Inc.	1.78%
Magna International, Inc.	1.78%
Tokyo Electron Ltd.	1.74%
Largan Precision Co, Ltd.	1.73%
Prudential PLC	1.71%
Singapore Telecommunications Ltd.	1.69%
Top 10 Holdings Total	18.08%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$27.97	$0.42	$—	$37.54
12/31/12	33.35	0.53	—	43.45
12/31/13	37.26	0.44	—	47.80
12/31/14	32.59	0.52	2.57	46.22
12/31/15	23.19	0.74	7.15	44.71
6/30/16(a)	23.10	0.33	—	44.95

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	3

SCHEDULE OF INVESTMENTS

June 30, 2016

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 98.4%
AUSTRALIA — 5.6%
BHP Billiton Ltd.(a)	687,897	$19,646,338
CSL Ltd.	251,855	21,240,254
Macquarie Group Ltd.	427,721	22,265,481
Woodside Petroleum Ltd.	980,623	19,884,969
		83,037,042
CANADA — 5.4%
Canadian Natural Resources Ltd.(b)	559,733	17,256,568
Enbridge, Inc.(b)	450,214	19,071,065
Imperial Oil Ltd.(b)	540,833	17,068,689
Magna International, Inc.(b)	753,450	26,423,492
PrairieSky Royalty Ltd.	11,538	218,981
		80,038,795
CHINA — 1.6%
AAC Technologies Holdings, Inc.	2,845,867	24,329,685

COLOMBIA — 1.7%
Bancolombia S.A.(a)	700,275	24,453,603

DENMARK — 1.4%
Novo Nordisk A/S(a)	386,688	20,796,081

FRANCE — 7.2%
Air Liquide S.A.	192,599	20,065,370
AXA S.A.	966,408	19,108,517
BNP Paribas S.A.	467,374	20,497,029
Carrefour S.A.	723,109	17,785,384
Dassault Systemes	147,599	11,128,418
L’Oreal S.A.	98,206	18,801,953
		107,386,671
GERMANY — 12.7%
Allianz S.E.(a)	1,509,952	21,743,309
BASF S.E.	311,809	23,909,221
Continental A.G.	113,930	21,558,689
Fresenius S.E. & Co. KGaA	225,136	16,542,511
Henkel A.G. & Co. KGaA(a)	174,302	21,178,390
Muenchener Rueckversicherungs-Gesellschaft A.G.	129,885	21,781,157
SAP S.E.(a)	251,518	18,868,880
Siemens A.G.	195,059	20,017,283
Volkswagen A.G.	185,604	22,480,515
		188,079,955
IRELAND — 1.4%
Ryanair Holdings PLC(a)	298,670	20,769,512

JAPAN — 18.7%
Astellas Pharma, Inc.	1,685,057	26,425,641
CyberAgent, Inc.	461,278	27,921,707
FANUC Corp.	120,986	19,681,187
Fuji Heavy Industries Ltd.	872,923	30,005,320
Japan Tobacco, Inc.	547,580	22,068,681
JGC Corp.	1,456,249	20,847,096
Komatsu Ltd.	1,334,899	23,189,434
Kubota Corp.	1,498,981	20,274,207
Nitto Denko Corp.	358,004	22,709,699
ORIX Corp.	1,785,264	23,102,149
Sysmex Corp.	231,419	15,935,160
Tokyo Electron Ltd.	305,689	25,833,378
		277,993,659
MEXICO — 2.8%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	4,035,505	22,629,165
Wal-Mart de Mexico S.A.B. de C.V.(a)	777,560	18,696,430
		41,325,595
NETHERLANDS — 2.5%
Gemalto N.V.	247,099	14,970,289
Royal Dutch Shell PLC — Class B(a)	392,530	21,981,680
		36,951,969
PERU — 1.7%
Credicorp Ltd.	158,499	24,461,151

SINGAPORE — 1.7%
Singapore Telecommunications Ltd.	8,108,580	25,044,443

SOUTH AFRICA — 1.4%
MTN Group Ltd.	2,135,404	20,752,682

SPAIN — 1.4%
Banco Bilbao Vizcaya Argentaria S.A.	3,536,080	20,259,764

SWEDEN — 4.1%
Sandvik A.B.	2,217,858	22,205,030
SKF A.B.(a)	1,318,069	21,089,104
Svenska Cellulosa A.B. SCA — Class B	566,803	18,211,756
		61,505,890
SWITZERLAND — 9.1%
ABB Ltd.*	994,644	19,686,108
Adecco S.A.	408,521	20,605,021
Coca-Cola HBC A.G.*	913,761	18,488,820
Givaudan S.A.	8,706	17,529,744
Nestle S.A.(a)	240,494	18,592,591
Novartis A.G.(a)	213,992	17,656,480
Roche Holding A.G.	84,554	22,312,099
		134,870,863

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2016

INTERNATIONAL FUND (Continued)

	Shares	Value

TAIWAN — 3.5%
Largan Precision Co., Ltd.	277,000	$25,617,861
MediaTek, Inc.	3,516,930	26,874,822
		52,492,683
UNITED KINGDOM — 10.2%
Compass Group PLC	1,156,574	22,003,543
Diageo PLC(a)	186,673	21,071,648
Next PLC	272,277	17,990,326
Prudential PLC(a)	746,474	25,387,581
Reckitt Benckiser Group PLC	203,242	20,378,690
SABMiller PLC	225,786	13,167,183
Standard Life PLC	3,872,210	15,276,982
WPP PLC	801,128	16,696,032
		151,971,985
UNITED STATES — 4.3%
Aflac, Inc.	392,953	28,355,489
Mettler-Toledo International, Inc.*	56,837	20,740,958
Schlumberger Ltd.	180,451	14,270,065
		63,366,512
TOTAL COMMON STOCKS
(Cost $1,102,359,866) — 98.4%		1,459,888,540

SHORT-TERM INVESTMENTS — 1.4%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.199%	21,000,000	21,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,000,000) — 1.4%		21,000,000

TOTAL INVESTMENTS
(Cost $1,123,359,866) — 99.8%		1,480,888,540

Other assets less liabilities — 0.2%		3,370,718

TOTAL NET ASSETS — 100.0%
(equivalent to $23.10 per share; unlimited shares of $1.00 par value capital shares authorized; 64,265,914 shares outstanding)		$1,484,259,258

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	5

Scout Emerging Markets Fund
SEMFX

MARKET REVIEW (Unaudited)

Emerging equity markets declined during the 12 months ending June 30, 2016, returning -12.05% as measured by the MSCI Emerging Markets Index. This negative return, however, blurred the contrast between losses in the final two quarters of 2015, when the index fell roughly 17%, and gains over the first two quarters of 2016, when the index rallied more than 6%. We attribute the difference between the first two quarters and the last two quarters to the market’s changing expectations regarding United States Federal Reserve policy. During the latter half of 2015, the market seemed to expect the Federal Reserve would start to inch up interest rates, and the value of the U.S. dollar rose accordingly. In December, the Federal Reserve initiated the first in what was expected to be several rate increases. Those interest rate expectations, and the value of the dollar, collapsed during the first half of 2016 after the central bank held off and signaled that it was unlikely to budge for some time. The J.P. Morgan Emerging Market Currency Index, which tracks the value of a basket of emerging market currencies against the U.S. dollar, fell 11% during the second half of 2015, before rallying 4.5% during the first half of this year.

The U.S. dollar’s rise and fall can have a big, real-world impact on emerging economies and their equity markets. Many emerging market countries and companies issue dollar-denominated debt. As the dollar rallied relative to their local currencies, those countries and companies faced a rising cost of both maintaining existing and issuing new debt. Moreover, many raw materials are priced in dollars. As a result, many companies in emerging markets saw their profit margins get squeezed by rising dollar-denominated costs that they weren’t able to immediately pass on to local consumers through higher prices. Finally, many emerging market central banks were forced to defend the value of their currencies against the rising dollar during the latter half of 2015 through relatively high local interest rates. That pressure also abated during the first half of 2016. With emerging countries, companies and central banks seeing relief from the dollar’s climb, a broad-based market rally in emerging market equities resulted.

PORTFOLIO REVIEW

The Scout Emerging Markets Fund (SEMFX) returned -4.63% during the twelve months ending June 30, 2016, outpacing the index by 7.42 percent. Country allocation generated roughly a third of the Fund’s outperformance with company selection making up the rest. Most of the country allocation effect can be traced to the Fund’s underweight position in China and overweight position in Vietnam, which is not in the MSCI Emerging Markets Index. In neither case does the Fund’s relative weight represent a “top-down” call on those equity markets. Country weights are a by-product of the company-specific investment opportunities we identify. The dearth of attractive investments in China resulted in a significant underweight position in that country, while the overweight position in Vietnam was the product of one investment opportunity, Vietnam Dairy, that we found particularly compelling.

Corp Lindley S.A., Fresnillo PLC and Essel Propack Ltd. provided the greatest positive effect on relative performance for the Fund during the fiscal year. Lindley, Peru’s only bottler of Coca Cola, provided the largest positive effect on relative performance. The shares outperformed primarily because Arca Continental, Mexico’s second-largest Coke bottler, acquired the Peruvian firm in late 2015.

Fresnillo is a Mexican miner of silver and gold. We like the firm’s solid balance sheet, low- cost mines and ample growth opportunities at both new and existing sites. During the year, Fresnillo’s shares rallied from both production growth and a 20% rally in the per ounce price of silver.

Rounding out the top three, Essel Propack is an Indian manufacturer of laminated tubes for packaging toothpaste, cosmetics and pharmaceuticals. The firm is the largest manufacturer of such tubes in the world and is particularly strong in emerging Asian and Latin American markets. The shares performed well during the year on the back of solid earnings results.

Turning to what shares didn’t perform well during the year, the Fund’s largest detractors from relative performance were Nampak Ltd., Haier Electronics Group Co., Ltd and Anadarko Petroleum Corp. Nampak, the worst performer, a South African company that manufactures beverage packaging across a broad swath of sub-Saharan Africa. While we believe that the firm should enjoy healthy long-term volume growth from rising consumer spending on packaged beverages across Africa, the shares fell during the year ending June 30th following a couple of disappointing announcements. First, the firm struggled to get its new glass bottle facility up and running in a timely manner, which crimped earnings growth during the second half of 2015. Then, in 2016, the firm slashed its dividend as it faced problems repatriating cash out of Nigeria. That country, one of Nampak’s key markets, had imposed currency restrictions in an effort to cushion the blow of falling oil prices. Unable to get cash out of Nigeria to fund the dividend, Nampak cut the payout to zero and the stock fell precipitously.

6	SCOUT FUNDS ANNUAL REPORT

Scout Emerging Markets Fund
SEMFX

Haier Electronics, the second largest detractor, is China’s leading water heater and washing machine manufacturer. The firm also owns the country’s biggest large-item logistics network. Weak housing prices and lackluster demand for home appliances resulted in disappointing sales during the year.

Anadarko was the third largest detractor. The company is a United States-based oil and gas exploration and production company. Anadarko owns sizeable oil and gas reserves in a handful of emerging markets, including acreage in East Africa that we believe is particularly attractive. During the year, however, the firm could not escape the impact of falling oil prices. The shares underperformed the broader market as petroleum prices plummeted during the second half of last year and remained far below price levels seen in recent years during the first half of 2016.

OUTLOOK

The Fund’s investment strategy aims to capitalize on growth within emerging markets on a company-by-company basis. Markets rise and fall, and we saw significant moves both ways during the fiscal year ending June 30, 2016. We try to look through the ups and downs, focusing instead on the long-term fundamentals of individual businesses. Going forward, the Fund’s management team will continue to sift through emerging market companies, looking for businesses we think are truly exceptional.

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

JUNE 30, 2016	7

Scout Emerging Markets Fund
SEMFX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing in equity securities of companies domiciled in emerging market countries or companies that derive a majority of their revenue from emerging market countries.

PORTFOLIO MANAGEMENT TEAM

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where emerging market is defined by a country’s GNP per capita or other economic measures.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets, foreign currency exchange contracts, and a focus on particular countries, regions, industries, sectors or types of investments may involve greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

8	SCOUT FUNDS ANNUAL REPORT

Scout Emerging Markets Fund
SEMFX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

			Since
	1 Year	3 Years	Inception‡
Scout Emerging Markets Fund	-4.63%	-1.71%	1.47%
MSCI Emerging Markets Index*	-12.05%	-1.56%	-2.31%
Lipper Emerging Markets Funds Index*	-8.65%	-0.99%	-1.46%

‡	Inception – October 15, 2012

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross expense ratio for the Fund was 2.64% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross expense ratio of 2.42%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

Shares of the Scout Emerging Markets Fund that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

		MSCI
	Scout	Emerging
	Emerging Markets	Markets*
Number of Holdings	43	836
Weighted Average Market Cap	$34.68B	$49.72B
Weighted Median Market Cap	$5.44B	$17.12B
Price to Earnings Ratio (Trailing 1 Year)	23.32	12.72
Price/Book Ratio	3.26	1.47
EPS Growth (Hist. 5 Yr.)	9.58%	7.46%
Return on Equity	16.77%	16.23%
Standard Deviation (Trailing 3 Years)	14.27%	16.51%
Sharpe Ratio (Trailing 3 Years)	-0.13	-0.10
Beta†	0.82	1.00
Alpha†	-0.54%	—
R-squared†	0.90	1.00
Upside Capture†	84%	100%
Downside Capture†	86%	100%
Turnover Ratio (Trailing 1 Year)	51%	—
Total Net Assets (in Millions)	$20.12	—
Inception Date	10/15/2012	—

†	Measured against the MSCI Emerging Markets Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Percent
of Total
Tencent Holdings Ltd.	5.29%
NAVER Corp.	4.57%
Bharti Airtel Ltd.	4.11%
Fomento Economico Mexicano S.A.B. de C.V.	3.98%
Samsung Electronics Co., Ltd.	3.87%
Haier Electronics Group Co., Ltd.	3.38%
Vietnam Dairy Products JSC	3.32%
Fresnillo PLC	3.22%
Essel Propack Ltd.	3.17%
Safaricom Ltd.	3.15%
Top 10 Holdings Total	38.06%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49
12/31/13	11.25	0.21	0.04	11.50
12/31/14	10.77	0.09	0.32	11.43
12/31/15	9.21	0.03	0.04	9.94
6/30/16(a)	9.83	0.03	—	10.59

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	9

SCHEDULE OF INVESTMENTS

June 30, 2016

EMERGING MARKETS FUND

	Shares	Value

COMMON STOCKS — 93.7%
BRAZIL — 3.8%
Hypermarcas S.A.	66,400	$482,451
Odontoprev S.A.	68,500	283,826
		766,277
CHILE — 0.7%
SACI Falabella	17,800	135,760

CHINA — 12.9%
Greatview Aseptic Packaging Co., Ltd.	789,000	375,324
Haier Electronics Group Co., Ltd.	445,000	679,927
Haitian International Holdings Ltd.	173,000	306,091
Hengan International Group Co., Ltd.	20,000	167,515
Qinqin Foodstuffs Group Cayman Co., Ltd.*	4,000	5,500
Tencent Holdings Ltd.	46,400	1,064,401
		2,598,758
FRANCE — 2.3%
Sanofi(a)	11,200	468,720

INDIA — 14.6%
Bharti Airtel Ltd.	151,700	826,584
Blue Dart Express Ltd.	4,400	389,041
Castrol India Ltd.	79,200	445,429
Essel Propack Ltd.	220,200	638,706
ITC Ltd.	73,600	402,952
Snowman Logistics Ltd.	188,558	226,587
		2,929,299
INDONESIA — 3.7%
Kalbe Farma Tbk P.T	3,653,500	425,170
Mitra Adiperkasa Tbk P.T*	1,018,700	321,079
		746,249
KENYA — 3.2%
Safaricom Ltd.	3,593,700	633,536

MALAYSIA — 0.9%
IHH Healthcare Bhd	110,000	180,082

MEXICO — 11.9%
Fomento Economico Mexicano S.A.B. de C.V.(a)	8,660	800,963
Fresnillo PLC	29,450	648,512
Grupo Lala S.A.B. de C.V.	239,700	526,006
Megacable Holdings S.A.B. de C.V.	102,462	415,114
		2,390,595
RUSSIA — 4.2%
Magnit PJSC	3,730	525,614
Mail.Ru Group Ltd.*(b)	17,430	317,226
		842,840
SOUTH AFRICA — 1.3%
Nampak Ltd.	198,300	257,308

SOUTH KOREA — 8.4%
NAVER Corp.	1,485	919,982
Samsung Electronics Co., Ltd.	450	560,408
Samsung Electronics Co., Ltd.(b)	350	218,729
		1,699,119
TAIWAN — 2.7%
Advantech Co., Ltd.	49,000	373,638
PChome Online, Inc.	16,000	177,355
		550,993
THAILAND — 2.5%
Mega Lifesciences PCL	1,074,100	508,153

TURKEY — 4.6%
Coca-Cola Icecek A.S.	43,200	527,712
Turk Traktor ve Ziraat Makineleri A.S.	13,728	400,887
		928,599
UNITED ARAB EMIRATES — 2.5%
Aramex PJSC	569,094	503,647

UNITED KINGDOM — 1.0%
Hikma Pharmaceuticals PLC	5,800	190,993

UNITED STATES — 9.2%
Abbott Laboratories	15,400	605,374
Anadarko Petroleum Corp.	4,718	251,234
Frank’s International N.V.	22,500	328,725
PriceSmart, Inc.	1,500	140,355
Schlumberger Ltd.	6,629	524,221
		1,849,909
VIETNAM — 3.3%
Vietnam Dairy Products JSC	105,579	667,776

TOTAL COMMON STOCKS
(Cost $18,042,281) — 93.7%		18,848,613

TOTAL INVESTMENTS
(Cost $18,042,281) — 93.7%		18,848,613

Other assets less liabilities — 6.3%		1,272,244

TOTAL NET ASSETS — 100.0%
(equivalent to $9.83 per share; unlimited shares of $1.00 par value capital shares authorized; 2,046,758 shares outstanding).		$20,120,857

JSC — Joint Stock Company

PCL — Public Company Limited

PJSC — Public Joint Stock Company

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	GDR — Global Depositary Receipt.

See accompanying Notes to Financial Statements.

10	SCOUT FUNDS ANNUAL REPORT

Scout Global Equity Fund
SCGLX

MARKET REVIEW (Unaudited)

The MSCI World® Index returned -2.78% during the 12 months ending June 30, 2016, a challenging year for equities around the globe. Despite massive monetary and government stimulus programs in the European Union (EU), Japan and China, the world economy has continued to weaken as poor demographics and high debt levels curtail growth. A tumultuous macroeconomic environment exacerbated the situation, as evidenced by investors’ severe reaction to “Brexit,” the United Kingdom’s (UK) decision to leave the EU. While many markets recovered from the shock relatively quickly, the majority of countries represented in the Index posted negative returns over the performance period. Not surprisingly, Treasury yields declined over the same timeframe, as nervous investors flocked to safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% as of June 30, 2016.1

PORTFOLIO REVIEW

The Scout Global Equity Fund (SCGLX) returned -5.20% for the fiscal year, underperforming its benchmark. At the country level, we added the most value in Japan and Switzerland, where stock selection was particularly strong. We also added value by avoiding Spain, which was one of the worst-performing countries over the fiscal year. In contrast, stock selection in France and the United States (U.S.) detracted from relative results as did our slight allocation to Taiwan.

At the sector level, energy, consumer staples and information technology led the Fund for the fiscal year. In energy, U.S. Silica Holdings, Inc., which produces sand used in the oil and gas industry as well as in a range of industrial applications, thrived even as many of its sector peers struggled in the face of oil price volatility. Consumer staples giant Kraft Food Group, Inc. also posted double-digit gains after reporting strong financial results, which included quickly- realized synergies from its recent merger with H.J. Heinz Co. In information technology, Alphabet, Inc., the parent company of Google, benefited from increased advertising revenue from both its core search business and YouTube unit.

In contrast, health care, consumer discretionary and industrials were the main detractors on a relative basis. In health care, Perrigo Co. PLC, a manufacturer of over-the-counter consumer goods and pharmaceutical products, succumbed to a number of challenges, including competitive pricing pressures, execution problems in Europe and the departure of its CEO. We continue to like Perrigo’s private-label drug franchise, however, and expect the new CEO to pursue strategic initiatives to realize the value of this unique company. In consumer discretionary, automotive products manufacturer Magna International, Inc. sank under the weight of a strengthening U.S. dollar and slower car sales. Finally, in industrials, Alaska Air Group, Inc. declined as a slowdown in business travel and industry capacity growth forced the company to reduce growth expectations. We still like Alaska Air, however, as the company is an excellent operator and should extract significant synergies from the merger with Virgin Airlines.

MARKET OUTLOOK

High debt and demographic headwinds continue to place a governor on economic growth, and we do not see that changing any time soon. While recent data have shown signs of tightening labor markets and wage inflation in the U.S., weakness overseas continues to cap upward moves in interest rates. Oil prices are likely to remain contained as higher commodity prices are met with increased supply, although with the recent retreat to the lower end of the trading range, there will likely be a longer-term bias higher as demand grows. For equity markets generally, we think that recent global weakness serves as a catalyst for governments and central banks to unleash the next wave of both fiscal and monetary stimulus, which has historically been positive for stock prices. Overall, a number of secular challenges will pressure growth for years to come, but we expect easy monetary policy, an increase in fiscal spending and pockets of strong demand to maintain a slow-growth, but non-recessionary, global economy.

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

JUNE 30, 2016	11

Scout Global Equity Fund
SCGLX

PORTFOLIO STRATEGY

We are maintaining our overweight exposure to the U.S. market, as problems overseas continue to limit economic growth. While attractively valued, the European market must now contend with the likely slowing of the UK economy and possible spillover effects on the continent from the Brexit decision, as well as the challenge of resolving problems within the Italian banking system. However, we remain aware of the seemingly strong willingness of politicians in Europe to improve economic fundamentals and will stay alert for signs of fiscal and monetary stimulus. We see a similar set up for Japan, where aggressive stimulus is unlikely to fix the country’s long-term problems, but could nevertheless be good for its stock prices. With this in mind, we are carefully evaluating a number of ex-U.S. domiciled companies that meet the requirements of our investment process. At the sector level, we maintain overweight positions in consumer discretionary and information technology, which have been developed as we find attractive company-specific investment opportunities in these areas. In contrast, we maintain underweight positions in financials and health care because of the generally weak outlook for interest rates and political uncertainty ahead of the U.S. presidential election.

John A. Indellicate II, CFA

Co-Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Lead Portfolio Manager

Charles John, CFA

Co-Portfolio Manager

12	SCOUT FUNDS ANNUAL REPORT

Scout Global Equity Fund
SCGLX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

PORTFOLIO MANAGEMENT TEAM

John A. Indellicate II, CFA

Co-Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Lead Portfolio Manager

Charles John, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Focusing on particular countries, regions, industries, sectors or types of investments, may cause greater risk of adverse developments in the Fund. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

JUNE 30, 2016	13

Scout Global Equity Fund
SCGLX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Global Equity Fund	-5.20%	5.83%	5.77%	5.77%
MSCI World Index*	-2.78%	6.95%	6.63%	6.63%
Lipper Global Multi-Cap Growth Funds Index*	-5.01%	6.47%	4.90%	4.90%

‡	Inception – June 30, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross expense ratio for the Fund was 3.23% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross expense ratio of 2.97%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Global Equity	World*
Number of Holdings	68	1,645
Weighted Average Market Cap	$96.54B	$99.79B
Weighted Median Market Cap	$29.17B	$47.79B
Price to Earnings Ratio (Trailing 1 Year)	22.17	17.77
Price/Book Ratio	3.02	2.03
EPS Growth (Hist. 5 Yr.)	13.34%	7.99%
Return on Equity	22.19%	17.82%
Standard Deviation (Trailing 3 Years)	11.76%	11.70%
Sharpe Ratio (Trailing 3 Years)	0.49	0.59
Beta†	0.95	1.00
Alpha†	-0.68%	—
R-squared†	0.90	1.00
Upside Capture†	92%	100%
Downside Capture†	96%	100%
Turnover Ratio (Trailing 1 Year)	58%	—
% in Emerging Markets	3.23%	—
Total Net Assets (in Millions)	$9.77	—
Inception Date	6/30/2011	—

†	Measured against the MSCI World Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Percent
of Total
General Electric Co.	3.11%
Alphabet, Inc.	2.86%
Chevron Corp.	2.45%
Kraft Heinz Co.	2.41%
Verizon Communications, Inc.	2.41%
Marsh & McLennan Cos., Inc.	2.37%
Kao Corp.	2.31%
Facebook, Inc.	2.25%
Philip Morris International, Inc.	2.20%
Sysmex Corp.	2.18%
Top 10 Holdings Total	24.55%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$8.88	$0.01	$—	$8.89
12/31/12	10.15	0.09	—	10.25
12/31/13	12.50	0.04	—	12.64
12/31/14	12.66	0.06	0.28	13.14
12/31/15	12.50	0.08	0.63	13.69
6/30/16(a)	11.97	0.05	—	13.21

(a)	Six months only. Distributions typically occur in June and/or December.
(b)	Represents distributions for the respective calendar year-to-date period ended.
(c)	Does not assume any compounding of reinvested distributions.
Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

14	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2016

GLOBAL EQUITY FUND

	Shares	Value

COMMON STOCKS — 99.8%
AUSTRALIA — 1.6%
Amcor Ltd.	14,010	$157,528

CANADA — 5.1%
Agnico Eagle Mines Ltd.(a)	1,834	98,119
Alimentation Couche-Tard, Inc. — Class B	2,280	97,906
Enbridge, Inc.(a)	3,378	143,092
Gildan Activewear, Inc.(a)	5,260	154,276
		493,393
CHINA — 1.7%
ANTA Sports Products Ltd.	24,820	50,016
Tencent Holdings Ltd.	5,200	119,286
		169,302
DENMARK — 2.6%
Novozymes A/S — Class B	1,670	80,194
Pandora A/S	1,300	177,058
		257,252
FRANCE — 3.4%
AXA S.A.	6,535	129,215
BNP Paribas S.A.	2,308	101,219
Valeo S.A.	2,400	106,546
		336,980
GERMANY — 3.0%
Muenchener Rueckversicherungs-Gesellschaft A.G.	780	130,803
Siemens A.G.	1,550	159,063
		289,866
IRELAND — 1.4%
Ryanair Holdings PLC(b)	1,998	138,941

JAPAN — 7.7%
Japan Tobacco, Inc.	4,000	161,209
Kao Corp.(b)	3,900	225,693
Sohgo Security Services Co., Ltd.	3,000	148,305
Sysmex Corp.	3,100	213,462
		748,669
MEXICO — 1.5%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	25,900	145,235

NETHERLANDS — 1.3%
NXP Semiconductors N.V.*	1,603	125,579

SWEDEN — 1.6%
Indutrade A.B.	8,005	158,282

SWITZERLAND — 2.1%
Nestle S.A.(b)	1,740	134,519
Roche Holding A.G.(b)	2,204	72,622
		207,141
UNITED KINGDOM — 1.1%
Whitbread PLC	2,265	105,974

UNITED STATES — 65.7%
Aflac, Inc.	2,400	173,184
Alaska Air Group, Inc.	1,510	88,018
Allergan PLC*	448	103,528
Alphabet, Inc. — Class A*	248	174,475
Alphabet, Inc. — Class C*	151	104,507
Amazon.com, Inc.*	248	177,474
Apple, Inc.	941	89,960
Atmos Energy Corp.	1,214	98,722
Broadcom Ltd.	1,267	196,892
Broadridge Financial Solutions, Inc.	2,700	176,040
Charles Schwab Corp.	5,070	128,322
Chevron Corp.	2,281	239,117
Chipotle Mexican Grill, Inc.*	390	157,076
Cognizant Technology Solutions Corp. — Class A*	2,530	144,817
CSRA, Inc.	6,266	146,812
Diplomat Pharmacy, Inc.*	4,110	143,850
DISH Network Corp. — Class A*	2,212	115,909
Dominion Resources, Inc.	1,334	103,959
EPR Properties REIT	741	59,784
Facebook, Inc. — Class A*	1,920	219,418
General Electric Co.	9,640	303,467
Home Depot, Inc.	1,387	177,106
Integrated Device Technology, Inc.*	5,730	115,345
Kraft Heinz Co.	2,667	235,976
Marsh & McLennan Cos., Inc.	3,390	232,079
McDonald’s Corp.	1,340	161,256
Mettler-Toledo International, Inc.*	390	142,319
Micron Technology, Inc.*	5,061	69,639
Microsoft Corp.	3,200	163,744
NVR, Inc.*	90	160,231
Perrigo Co. PLC	1,386	125,669
Philip Morris International, Inc.	2,113	214,934
Priceline Group, Inc.*	90	112,357
Ross Stores, Inc.	1,750	99,208
Schlumberger Ltd.	2,335	184,652
Signature Bank*	1,474	184,132
Southwest Airlines Co.	2,930	114,885
Synchrony Financial*	3,367	85,118
U.S. Silica Holdings, Inc.	1,823	62,839
Verizon Communications, Inc.	4,220	235,645
Walgreens Boots Alliance, Inc.	1,460	121,574
Western Digital Corp.	1,493	70,559
Zoetis, Inc.	4,290	203,603
		6,418,201
TOTAL COMMON STOCKS
(Cost $8,612,254) — 99.8%		9,752,343
TOTAL INVESTMENTS
(Cost $8,612,254) — 99.8%		9,752,343
Other assets less liabilities — 0.2%		20,595

TOTAL NET ASSETS — 100.0%
(equivalent to $11.97 per share; unlimited shares of $1.00 par value capital shares authorized; 816,210 shares outstanding)		$9,772,938

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Canadian security traded on U.S. stock exchange.

(b)	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	15

Scout Equity Opportunity Fund
SEOFX

MARKET REVIEW (Unaudited)

The Russell 3000® Index gained 2.14% during the 12 months ending June 30, 2016. While relatively modest for the broad domestic stock market, this annual return includes a sizeable decline in the third quarter of 2015, one of the most challenging periods for U.S. equities since 2011. Riskier assets, including highly leveraged equities, suffered double-digit losses in that short period. The broad market’s subsequent recovery more than compensated for the drop, however, and it ended the fiscal year in positive territory. High-yield bonds followed a similar pattern, overcoming a steep descent in the latter quarters of 2015 with an exuberant rally in 2016.

At the other end of the risk spectrum, Treasury yields declined fairly steadily over the last year, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015 to a paltry 1.49% as of June 30, 2016.1 Slowing global economic growth, upheaval in the European Union and escalating terrorist attacks formed the basis of investor concern, while volatile commodity prices, unprecedented levels of central bank intervention overseas and the first Federal Funds rate increase in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Equity Opportunity Fund (SEOFX) returned -4.47% for the fiscal year, underperforming the Russell 3000 Index. The Fund showcased both sides of its strategy over the last 12 months as we adapted to the period’s disparate market conditions. At the outset of the fiscal year, we emphasized larger companies with higher credit-quality ratings and stronger free cash-flow profiles. This cautious stance served shareholders well, offering stability and downside protection as high-yield bond defaults surged and leveraged-equity returns deteriorated in the latter six months of 2015. Once the losses were realized, however, we began repositioning the Fund to exploit opportunities in the mid-capitalization range of the market. Detecting strengthening signals from the high-yield bond market, we also began adding companies with higher debt profiles. As of June 30, 2016, the Fund had a weighted average leverage ratio of 2.9x, a weighted average market capitalization of $28.3 billion and a weighted median market capitalization of $7.8 billion.

At the sector level, we added the most value in materials, information technology and energy during the period. Stock selection was particularly strong in materials and information technology, where well-timed purchases of stocks such as Olin Corp. and Alphabet, Inc. resulted in healthy double-digit gains. Chemical manufacturer Olin, which holds a market leadership position in caustic soda production, benefited from a pricing recovery in the compound as well as anticipated synergies from its acquisition of Dow Chemical Co.’s chlorine products business. Alphabet, Inc., the parent company of Google, benefited from increased advertising revenue, which led to above-estimate results. The company remains under-leveraged and generates significant free cash flow, which should allow Alphabet to pursue a range of future growth strategies.

The Fund also benefited from a significant underweight position in the troubled energy sector. We had significantly reduced the Fund’s energy holdings over the last 12 months, and the few remaining companies we own in this sector have been taking appropriate actions to preserve capital and prepare for an eventual oil and gas recovery. Antero Resources Corp., for example, used proceeds from a large asset sale to de-lever its balance sheet and improve its credit profile. With a $3 billion credit facility, Antero, while an underperformer over this reporting period, is well-positioned to weather unfavorable conditions better than most of its competitors.

In contrast, financials, consumer discretionary and health care were the weakest sectors over the period. Bank of America Corp., for example, struggled as investors moved away from financials in light of economic data suggesting that the United States Federal Reserve may not increase interest rates as quickly as previously assumed. Norwegian Cruise Line Holdings, Inc. declined as terrorist attacks weakened U.S. demand for European cruises, and specialty pharmaceutical company AMAG Pharmaceuticals, Inc. stumbled after the Food and Drug Administration approved a product similar to AMAG’s Makena. We continue to monitor these stocks as company management teams have been taking positive steps to optimize their balance sheets and improve their financial positions.

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

16	SCOUT FUNDS ANNUAL REPORT

Scout Equity Opportunity Fund
SEOFX

MARKET OUTLOOK

The paltry yields on U.S. Treasuries reflect the current flight to safety occurring in the market. Investors similarly have bid up defensive stocks, making consumer staples, utilities and real estate investment trusts particularly expensive. While we are cognizant of market risks, insight derived from the bond market, including evaluation of the high-yield issuance calendar, CCC-rated bond spread improvement and defaults and domestic credit spreads, has led us to believe that opportunities still exist in the U.S. equity market for leveraged equities. High-yield spreads have been especially informative, particularly as spreads have begun to tighten from the extraordinarily wide levels seen at the beginning of 2016, and tightening tends to be a harbinger of strong leveraged-stock performance.

PORTFOLIO STRATEGY

In the months ahead, we expect to continue adding incremental exposure to our returns on balance sheet improvement (ROBI) names, which are in the process of improving on higher leverage ratios and moving into more optimal capital structures. We are finding many investment opportunities — particularly companies poised to reap positive ROBI — in information technology and health care. Concerns over slowing global growth have hurt some technology stocks, while political rhetoric surrounding pharmaceutical price gouging has compromised health care names. Instead of shying away from these sectors altogether, however, we are finding attractive investments on a company-by-company basis that we can add to the Fund at bargain pricing. To make room in the Fund, we have sold holdings that have achieved, or nearly achieved, our price targets in favor of stocks with greater upside potential.

Brent D. Olson

Lead Portfolio Manager

JUNE 30, 2016	17

Scout Equity Opportunity Fund
SEOFX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Equity Opportunity Fund seeks long-term growth of capital by investing in common stocks of companies of any size.

PORTFOLIO MANAGEMENT TEAM

Brent D. Olson

Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout Equity Opportunity Fund and Russell 3000® Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on float-adjusted market capitalization, representing approximately 98% of the investable U.S. equity market.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Small and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Highly leveraged companies tend to be more sensitive to issuer, political, market and economic developments especially during economic downturns or periods of rising interest rates. Although the Fund invests in companies that may be highly leveraged, the Fund itself does not use leverage as an investment strategy. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Fixed income securities involve issuer, credit, inflation, and interest rate risks. When interest rates go up the value of fixed income securities such as bonds typically go down and investors may lose principal value. High yield securities involve greater risk than investment grade securities.

18	SCOUT FUNDS ANNUAL REPORT

Scout Equity Opportunity Fund
SEOFX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

		Since
	1 Year	Inception‡
Scout Equity Opportunity Fund	-4.47%	8.32%
Russell 3000® Index*	2.14%	6.80%

‡	Inception – March 28, 2014.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015 the gross expense ratio for the Fund was 3.75% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross expense ratio of 2.29%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Equity Opportunity	3000®*
Number of Holdings	54	3,007
Weighted Average Market Cap	$28.30B	$114.57B
Weighted Median Market Cap	$7.83B	$53.11B
Price to Earnings Ratio (Trailing 1 Year)	22.43	19.47
Price/Book Ratio	3.13	2.59
EPS Growth (Hist. 5 Yr.)	16.57%	8.47%
Return on Equity	16.21%	19.27%
Turnover Ratio (Trailing 1 Year)	140%	—
Total Net Assets (in Millions)	$13.22	—
Inception Date	3/28/2014	—

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Walgreens Boots Alliance, Inc.	3.22%
Boston Scientific Corp.	3.14%
Service Corp. International	3.14%
Broadcom Ltd.	2.78%
Centene Corp.	2.71%
Newell Brands, Inc.	2.63%
Microsemi Corp.	2.58%
Comcast Corp.	2.57%
Builders FirstSource, Inc.	2.52%
Norwegian Cruise Line Holdings Ltd.	2.47%
Top 10 Holdings Total	27.76%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
3/28/14	$10.00	$—	$—	$10.00
12/31/14	11.43	0.16	—	11.59
12/31/15	11.32	0.13	0.17	11.78
6/30/16(a)	11.50	—	—	11.96

(a)	Six months only. Distributions typically occur in June and/or December.
(b)	Represents distributions for the respective calendar year-to-date period ended.
(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	19

SCHEDULE OF INVESTMENTS
June 30, 2016

EQUITY OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS — 100.1%
CONSUMER DISCRETIONARY — 28.7%
Boyd Gaming Corp.*	13,534	$249,026
Century Communities, Inc.*	10,974	190,289
Comcast Corp. — Class A	5,222	340,422
DISH Network Corp. — Class A*	3,593	188,273
Isle of Capri Casinos, Inc.*	16,405	300,540
Lions Gate Entertainment Corp.	6,066	122,715
LKQ Corp.*	7,221	228,906
Newell Brands, Inc.	7,163	347,907
Norwegian Cruise Line Holdings Ltd.*	8,192	326,369
Service Corp. International	15,377	415,794
Six Flags Entertainment Corp.	4,778	276,885
Time Warner, Inc.	3,161	232,460
TopBuild Corp.*	6,771	245,110
TripAdvisor, Inc.*	2,066	132,844
Vista Outdoor, Inc.*	4,239	202,327
		3,799,867
CONSUMER STAPLES — 9.6%
Anheuser-Busch InBev S.A./N.V.(a)	2,329	306,683
Ingles Markets, Inc. — Class A	6,796	253,491
Spectrum Brands Holdings, Inc.	2,353	280,736
Walgreens Boots Alliance, Inc.	5,114	425,843
		1,266,753
FINANCIALS — 6.7%
CME Group, Inc.	2,121	206,585
MarketAxess Holdings, Inc.	1,494	217,228
MSCI, Inc.	2,592	199,895
Nasdaq, Inc.	4,145	268,057
		891,765
HEALTH CARE — 15.6%
Amsurg Corp.*	2,591	200,906
Boston Scientific Corp.*	17,810	416,220
Centene Corp.*	5,039	359,633
Depomed, Inc.*	10,069	197,554
HCA Holdings, Inc.*	1,802	138,772
Hologic, Inc.*	7,252	250,919
Lannett Co., Inc.*	6,190	147,260
Team Health Holdings, Inc.*	4,022	163,575
Varian Medical Systems, Inc.*	2,287	188,060
		2,062,899
INDUSTRIALS — 8.9%
Builders FirstSource, Inc.*	29,673	333,821
Dycom Industries, Inc.*	1,157	103,852
Honeywell International, Inc.	1,690	196,581
Orbital ATK, Inc.	1,652	140,651
Sensata Technologies Holding N.V.*	7,530	262,722
Wabtec Corp.	1,945	136,598
		1,174,225
INFORMATION TECHNOLOGY — 18.7%
Ambarella, Inc.*	5,615	285,298
Broadcom Ltd.	2,368	367,987
Euronet Worldwide, Inc.*	3,647	252,336
Micron Technology, Inc.*	12,345	169,867
Microsemi Corp.*	10,450	341,506
NXP Semiconductors N.V.*	3,561	278,969
SS&C Technologies Holdings, Inc.	7,066	198,413
TE Connectivity Ltd.	4,512	257,681
Visa, Inc. — Class A	4,318	320,266
		2,472,323
MATERIALS — 11.9%
Albemarle Corp.	2,054	162,903
Ball Corp.	3,955	285,907
Crown Holdings, Inc.*	6,230	315,674
LyondellBasell Industries N.V. — Class A	3,237	240,897
Martin Marietta Materials, Inc.	968	185,856
Olin Corp.	8,526	211,786
Sensient Technologies Corp.	2,332	165,665
		1,568,688
TOTAL COMMON STOCKS
(Cost $12,742,773) — 100.1%		13,236,520

TOTAL INVESTMENTS
(Cost $12,742,773) — 100.1%		13,236,520

Liabilities less other assets — (0.1)%		(13,361)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.50 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,149,936 shares outstanding)		$13,223,159

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

20	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund
UMBMX

MARKET REVIEW (Unaudited)

The Russell Midcap® Index, a measure of domestic mid-capitalization stocks, gained 0.56% during the 12 months ending June 30, 2016. This modest return masked an exceptionally volatile period for U.S. equities, with major indices oscillating between near-record highs and correction-territory lows at various points throughout the year. To put such volatility into perspective, not since 1933 had the S&P 500® Index been down more than 10% before finishing with a positive quarterly return. In the first quarter of 2016, the Russell Midcap Index did just that, falling 12% before rallying back to close the quarter with a gain of more than 2%.

At the other end of the risk spectrum, Treasury yields declined fairly steadily over the last year, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10 -Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% as of June 30, 2016.1 Slowing global economic growth, high debt levels and aging demographic trends in the developed markets underpinned the move to lower sovereign bond yields, while upheaval in the European Union and unprecedented levels of central bank intervention overseas and the first Federal Funds rate increase in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Mid Cap Fund (UMBMX) returned 2.69% for the fiscal year, outperforming the Russell Midcap Index. Stock selection within the Fund was overwhelmingly positive, while sector allocation produced a slight drag on relative performance.

At the sector level, we added the most value in information technology (IT), industrials and consumer discretionary. Global IT provider Computer Sciences Corp. soared after announcing a lucrative merger deal with Hewlett-Packard Enterprises Services that promises significant potential for earnings accretion. In industrials, Acuity Brands, Inc., a leading manufacturer of lighting fixtures, advanced as improved commercial construction, greater demand for LED lighting and healthy order trends resulted in strong earnings. In consumer staples, popular steak house chain Texas Roadhouse, Inc. also reported strong sales and earnings, triggering gains in its share price.

In contrast, consumer staples, health care and financials were the weakest sectors on a relative basis. In consumer staples, Hain Celestial Group, Inc., a major player in the organic food market, declined as investors worried about a tougher sales environment and increased competition. The company was further weakened by sluggish sales in their popular Celestial Seasonings teas after a packaging redesign turned off loyal customers. In health care, Perrigo Co. PLC, a manufacturer of over-the-counter consumer goods and pharmaceutical products succumbed to a number of challenges, including competitive pricing pressures, execution problems in Europe and the departure of its CEO. Finally, financial services organization Lincoln National Corp. was hurt by both the drop in interest rates and the volatility in oil prices, as nearly 10% of Lincoln National’s bond portfolio is tied to the energy sector.

MARKET OUTLOOK

The world economy, hobbled by poor demographics and high debt levels, is so weak that massive monetary and government stimulus programs are currently underway in the European Union (EU), Japan and China. Fallout from “Brexit,” the United Kingdom’s decision to leave the EU, is exacerbating the situation. Lower interest rates and potential dampening of capital spending due to trade, as well as political uncertainty, argues for a temporary slowdown in Europe, which is a large trading partner of the United States. The core personal consumption expenditures (PCE) price index has recently firmed along with wages in the United States, which, combined with aggressive monetary policy overseas, should eventually increase inflationary pressures. However, it appears the downward effect of Brexit on interest rates has overwhelmed the cyclical upward pressure on interest rates that we expected this year. Therefore, over the long-term, we are not expecting a significant rise in interest rates due to high debt levels across much of the world and slow-growth population trends. It appears this trend is firmly in place for now despite a steady U.S. economy and low unemployment.

PORTFOLIO STRATEGY

We continue to find attractive investment opportunities while limiting our exposure to sectors, industries and stocks that face significant headwinds. Specifically, we are overweighting the consumer staples and utilities sectors as they generally rely less on strong economic growth. Lower energy prices and better wages are creating a tailwind for consumers, and consequently we are favoring select restaurants and discretionary goods manufacturers. While rising health-care costs may take a bite out of some consumer spending, other factors, including a decline in meat prices, should help to improve restaurant margins. Although we currently hold a slight underweight in health care due to rising political risks, we are continuing to invest in the sector in order to capture growth as the population ages.

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

JUNE 30, 2016	21

Scout Mid Cap Fund
UMBMX

China has cut lending rates, lowered reserve requirements for major banks and signaled they may move forward with a massive package of debt restructuring while using a government backstop to prop up their banks. In our view, this increased the probability that China can engineer a “soft landing” as they transition to a more consumer-focused economy; and therefore, we are less concerned about China’s impact on global growth in the near-term. On the other hand, the uncertainty that OPEC will cooperate with its members to engineer a production-growth freeze leaves fundamentals in question in the oil patch, despite declining production in the United States. For this reason, we remain more favorably inclined toward natural gas stocks, which appear to be more promising due to high-quality reserves, improving demand and cut-backs in production growth that should tighten the natural gas market in 2016.

In contrast, we have trimmed financials stocks such as banks and insurance companies, both before and after Brexit. Recent communication from the United States Federal Reserve has taken expectations for interest rate hikes down. While we still believe that some lift to interest rates could occur in 2016 as the economy rebounds and unemployment continues to fall, the odds of this have diminished. In addition, it appears the bond market is not pricing in a rate hike this year.

While the sectors above represent broad portfolio themes, we are keenly focused on individual stock selection rather than making aggressive sector allocations. This is critical in a year when uncertainty regarding the outcome of the U.S. presidential election is colliding with what is likely the middle or late innings of the business cycle. We understand the importance of anticipating moves in interest rates, economic growth, commodities and policy changes, but we believe it is as important to own secular winners that can outperform without depending on a strong economy. In summary, we are sticking to the quality investment process that has benefited our investors in the past, using timeless investment principles to select stocks with sound fundamentals and reasonable valuations while steering the portfolio away from perceived problems.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

22	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund
UMBMX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

PORTFOLIO MANAGEMENT TEAM

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2016

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by float-adjusted market capitalization. This index accurately captures the medium-size universe of securities and represents approximately 34% of the Russell 1000 Index total market capitalization. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2016	23

Scout Mid Cap Fund
UMBMX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016
				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	2.69%	9.77%	8.85%	10.21%
Russell Midcap® Index*	0.56%	10.80%	10.90%	7.69%
Lipper Mid-Cap Core Funds Index*	-3.07%	8.75%	8.54%	6.80%

‡	Inception – October 31, 2006.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross/net expense ratio for the Fund was 1.04% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross/net expense ratio of 1.04%.

The “Since Inception” performance return for the Fund reflects a fee waiver that was in effect. In absence of such waiver, the return would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Holdings	125	801
Weighted Average Market Cap	$9.99B	$12.21B
Weighted Median Market Cap	$7.98B	$10.75B
Price to Earnings Ratio (Trailing 1 Year)	21.42	20.15
Price/Book Ratio	2.55	2.41
EPS Growth (Hist. 5 Yr.)	12.56%	10.02%
Return on Equity	14.92%	15.01%
Standard Deviation (Trailing 3 Years)	11.61%	11.88%
Sharpe Ratio (Trailing 3 Years)	0.83	0.90
Beta†	0.93	1.00
Alpha†	-0.20%	—
R-squared†	0.90	1.00
Upside Capture†	95%	100%
Downside Capture†	99%	100%
Turnover Ratio (Trailing 1 Year)	161%	—
Total Net Assets (in Millions)	$1,292.46	—
Inception Date	10/31/2006	—

† Measured against the Russell Midcap® Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Atmos Energy Corp.	4.83%
Citizens Financial Group, Inc.	3.05%
Acuity Brands, Inc.	2.86%
Computer Sciences Corp.	2.31%
DISH Network Corp.	1.99%
EPR Properties REIT	1.93%
Thor Industries, Inc.	1.88%
Spirit Airlines, Inc.	1.83%
T. Rowe Price Group, Inc.	1.82%
Lamar Advertising Co. REIT	1.63%
Top 10 Holdings Total	24.13%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$12.72	$0.50	$0.16	$14.97
12/31/12	13.67	0.24	0.06	16.22
12/31/13	17.81	0.44	0.55	21.35
12/31/14	15.44	0.61	2.48	22.07
12/31/15	14.38	0.13	1.13	22.27
6/30/16(a)	15.06	0.05	—	23.00

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

24	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

MID CAP FUND

	Shares	Value

COMMON STOCKS — 99.6%
CONSUMER DISCRETIONARY — 16.1%
American Eagle Outfitters, Inc.	739,875	$11,786,209
Big Lots, Inc.	213,840	10,715,522
Chipotle Mexican Grill, Inc.*	13,773	5,547,213
Darden Restaurants, Inc.	180,650	11,442,371
DISH Network Corp. — Class A*	491,325	25,745,430
DR Horton, Inc.	124,600	3,922,408
Expedia, Inc.	49,225	5,232,618
Foot Locker, Inc.	43,925	2,409,726
Harman International Industries, Inc.	63,575	4,565,957
Lear Corp.	90,875	9,247,440
NVR, Inc.*	2,465	4,388,538
O’Reilly Automotive, Inc.*	45,200	12,253,720
Panera Bread Co. — Class A*	38,694	8,200,806
Polaris Industries, Inc.	121,000	9,892,960
PulteGroup, Inc.	363,100	7,076,819
PVH Corp.	40,550	3,821,027
Royal Caribbean Cruises Ltd.(a)	94,125	6,320,494
Skechers U.S.A., Inc. — Class A*	513,750	15,268,650
Tenneco, Inc.*	144,125	6,717,666
Texas Roadhouse, Inc.	216,594	9,876,686
Thor Industries, Inc.	374,749	24,261,250
Vail Resorts, Inc.	69,625	9,624,264
		208,317,774
CONSUMER STAPLES — 6.9%
Casey’s General Stores, Inc.	101,807	13,388,639
Clorox Co.	49,150	6,801,868
ConAgra Foods, Inc.	297,350	14,216,303
Hain Celestial Group, Inc.*	141,400	7,034,650
Hormel Foods Corp.	284,675	10,419,105
JM Smucker Co.	87,125	13,278,721
Kroger Co.	225,100	8,281,429
Monster Beverage Corp.*	43,767	7,033,795
Tyson Foods, Inc. — Class A	138,225	9,232,048
		89,686,558
ENERGY — 4.0%
Gulfport Energy Corp.*	183,021	5,721,236
Oceaneering International, Inc.	150,966	4,507,845
Parsley Energy, Inc. — Class A*	95,250	2,577,465
Patterson-UTI Energy, Inc.	472,425	10,072,101
Range Resources Corp.	92,125	3,974,273
Rice Energy, Inc.*	288,800	6,365,152
RPC, Inc.	570,925	8,866,465
U.S. Silica Holdings, Inc.	283,750	9,780,863
		51,865,400
FINANCIALS — 20.1%
Affiliated Managers Group, Inc.*	11,626	1,636,592
Arch Capital Group Ltd.*(a)	179,100	12,895,200
Axis Capital Holdings Ltd.(a)	192,303	10,576,665
BankUnited, Inc.	166,804	5,124,219
CBOE Holdings, Inc.	137,246	9,143,328
Citizens Financial Group, Inc.	1,974,517	39,450,850
EPR Properties REIT	310,050	25,014,834
Host Hotels & Resorts, Inc. REIT	534,625	8,666,271
KeyCorp.	551,075	6,089,379
Lamar Advertising Co. — Class A REIT	317,455	21,047,266
MarketAxess Holdings, Inc.	60,200	8,753,080
National Retail Properties, Inc. REIT	144,950	7,496,814
Omega Healthcare Investors, Inc. REIT	190,273	6,459,768
Outfront Media, Inc. REIT	752,389	18,185,242
Senior Housing Properties Trust REIT	938,919	19,557,683
Signature Bank*	40,598	5,071,502
T. Rowe Price Group, Inc.	323,246	23,587,261
Unum Group	78,925	2,509,026
White Mountains Insurance Group Ltd.(a)	17,025	14,335,050
XL Group PLC(a)	405,725	13,514,700
		259,114,730
HEALTH CARE — 9.0%
ABIOMED, Inc.*	122,925	13,434,473
BioMarin Pharmaceutical, Inc.*	58,575	4,557,135
Centene Corp.*	49,975	3,566,716
Cooper Cos., Inc.	40,025	6,867,089
DaVita HealthCare Partners, Inc.*	167,975	12,987,827
Edwards Lifesciences Corp.*	118,625	11,830,471
Hologic, Inc.*	332,500	11,504,500
Humana, Inc.	46,629	8,387,625
Incyte Corp.*	80,825	6,464,383
Ionis Pharmaceuticals, Inc.*	187,150	4,358,724
Medivation, Inc.*	120,575	7,270,672
Molina Healthcare, Inc.*	136,647	6,818,685
NuVasive, Inc.*	72,075	4,304,319
PerkinElmer, Inc.	102,550	5,375,671
Perrigo Co. PLC(a)	73,753	6,687,185
Universal Health Services, Inc. — Class B	14,750	1,977,975
		116,393,450
INDUSTRIALS — 13.0%
Acuity Brands, Inc.	149,450	37,057,622
AMERCO	24,025	8,998,564
BWX Technologies, Inc.	384,450	13,751,776
Huntington Ingalls Industries, Inc.	89,300	15,005,079
Kirby Corp.*	52,860	3,297,935
ManpowerGroup, Inc.	47,575	3,060,976
Masco Corp.	308,300	9,538,802
Orbital ATK, Inc.	135,700	11,553,498
Robert Half International, Inc.	207,425	7,915,338
Southwest Airlines Co.	226,300	8,873,223
Spirit Airlines, Inc.*	526,925	23,643,125
Textron, Inc.	292,159	10,681,333
United Rentals, Inc.*	226,925	15,226,667
		168,603,938

(Continued on next page)

JUNE 30, 2016	25

SCHEDULE OF INVESTMENTS

June 30, 2016

MID CAP FUND (Continued)

	Shares	Value
INFORMATION TECHNOLOGY — 15.0%
Activision Blizzard, Inc.	214,075	$8,483,792
Ambarella, Inc.*(a)	81,775	4,154,988
Broadridge Financial Solutions, Inc.	70,550	4,599,860
Computer Sciences Corp.	602,350	29,906,677
CSRA, Inc.	536,830	12,577,927
DST Systems, Inc.	90,481	10,534,703
Electronic Arts, Inc.*	85,975	6,513,466
Ellie Mae, Inc.*	78,100	7,157,865
Fiserv, Inc.*	63,325	6,885,327
FLIR Systems, Inc.	185,700	5,747,415
Harris Corp.	137,125	11,441,710
IAC/InterActiveCorp	157,400	8,861,620
Integrated Device Technology, Inc.*	209,286	4,212,927
Jack Henry & Associates, Inc.	62,100	5,419,467
Lam Research Corp.	93,450	7,855,407
Micron Technology, Inc.*	567,825	7,813,272
NVIDIA Corp.	314,050	14,763,491
Palo Alto Networks, Inc.*	61,800	7,579,152
Science Applications International Corp.	156,908	9,155,582
Skyworks Solutions, Inc.	107,053	6,774,314
Take-Two Interactive Software, Inc.*	173,125	6,564,900
Western Digital Corp.	140,550	6,642,393
		193,646,255
MATERIALS — 6.6%
Agnico Eagle Mines Ltd.(a)	243,775	13,041,962
Albemarle Corp.	163,750	12,987,012
Celanese Corp.	192,000	12,566,400
Louisiana-Pacific Corp.*	150,275	2,607,271
Martin Marietta Materials, Inc.	54,048	10,377,216
Newmont Mining Corp.	83,850	3,280,212
Nucor Corp.	90,550	4,474,076
Silver Wheaton Corp.(a)	420,475	9,893,777
Steel Dynamics, Inc.	309,325	7,578,463
Vulcan Materials Co.	69,425	8,355,993
		85,162,382
UTILITIES — 8.9%
American States Water Co.	194,750	8,533,945
American Water Works Co., Inc.	169,725	14,343,460
Atmos Energy Corp.	769,193	62,550,775
ONE Gas, Inc.	135,144	8,999,239
Xcel Energy, Inc.	444,425	19,901,351
		114,328,770
TOTAL COMMON STOCKS
(Cost $1,151,355,665) — 99.6%		1,287,119,257

SHORT-TERM INVESTMENTS — 2.0%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.199%	26,000,000	26,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $26,000,000) — 2.0%		26,000,000

TOTAL INVESTMENTS
(Cost $1,177,355,665) — 101.6%		1,313,119,257

Liabilities less other assets — (1.6)%		(20,654,538)

TOTAL NET ASSETS — 100.0%
(equivalent to $15.06 per share;
unlimited shares of $1.00 par value
capital shares authorized;
85,827,937 shares outstanding)		$1,292,464,719

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

26	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund
UMBHX

MARKET REVIEW (Unaudited)

The Russell 2000 Growth® Index returned -10.75% during the 12 months ending June 30, 2016, a volatile period for small-capitalization, domestic growth stocks. Gains in the final quarter of 2015 and the second quarter of 2016 were insufficient to offset declines in the remaining quarters of the fiscal year, as riskier assets bared the brunt of the market’s anxieties over flagging global economic growth, looming interest rate increases in the United States and a rout in the price of oil. Against this backdrop, stocks with strong quality measures generally outperformed their lower-quality peers; however, few small-cap stocks were spared. The Russell 2000® Index and the Russell 2000 Value® Index also declined over this period, returning -6.73% and -2.58%, respectively.

PORTFOLIO REVIEW

The Scout Small Cap Fund (UMBHX) returned - 6.01% for the fiscal year, outperforming the Russell 2000 Growth Index. Stock selection was strong across a range of sectors, accounting for the majority of the positive relative return.

At the sector level, we added the most value in health care and consumer discretionary. While many health care stocks, particularly biotechs, suffered due to political rhetoric and backlash against pharmaceutical price gouging, companies with unique solutions, such as Cynosure, Inc., thrived during the fiscal period. The company, which develops and manufactures aesthetic treatment equipment, has recently rolled out several new products including SculpSure and MonaLisa Touch. The company has beaten its estimates for both top- and bottom-line growth over the past year. Overall, health care holdings provided the largest positive attribution during the year, with results spread across multiple names.

Although the technology sector overall didn’t drive outperformance, Fund holding Jack Henry & Associates, Inc. produced steady outperformance numbers throughout the fiscal year. The company, which provides technology solutions to small and mid-size banks and credit unions, delivered strong execution, primarily in the credit union market, and is benefiting from the continued outsourcing of electronic payments and processing.

In contrast, industrials and consumer staples were the weakest sectors over the fiscal year, although none of the individual positions were a top detractor. In fact, the Fund’s single consumer staples holding posted a positive return, but consumer staples overall detracted from relative results due to the underweight in this outperforming sector.

Some of the Fund’s main underperformers on an individual stock basis came from information technology and financials. For example, Ambarella, Inc., which makes high-definition video compression and processing semiconductors used in wearable sports cameras, drones and security cameras, declined on concerns over weak end- markets and potential increased competition. While high inventory levels at major customer GoPro, Inc. put pressure on the stock, inventory has since dropped, putting the company in better shape heading into the important holiday selling season. Ambarella also stands to benefit from new product launches later this year. Within financials, PRA Group, Inc., which provides outsourced receivables management, declined due to new regulatory rules and lack of accounts-receivable supply. We believe that PRA Group is well-positioned, however, as larger industry players will more easily manage new regulation and have the staying power to hold out until supply returns.

MARKET OUTLOOK

Concerns over globalization have increased political risk, yet ironically, markets are more connected than ever. Accommodative monetary policies in major global economies are helping to fuel the U.S. stock market, while the United States Federal Reserve (Fed), which was historically only concerned with its impact on domestic economic growth, has become the “central bank to the world.” This has meaningful implications for the market environment. Quantitative easing overseas tends to result in a stronger U.S. dollar, which makes U.S. products more expensive abroad and creates currency headwinds for U.S. multinationals. Inflation may also be tempered, which would further discourage the Fed from future interest rate increases. In fact, despite steady GDP growth and reasonably healthy consumer spending, we believe that the probability of a rate hike before year-end is now less than 50%.

PORTFOLIO STRATEGY

The Scout Small Cap Fund invests in a diversified portfolio of equity securities that are selected based on their above-average potential for long-term growth of capital. Today, we are finding many of those opportunities in the health care and information technology sectors. While sector allocations are a by-product of the investment process—with each portfolio candidate assessed on its own merit—these sectors represent the Fund’s largest overweight positions relative to the benchmark. In contrast, the Fund’s largest underweight position is in industrials, reflecting fewer growth investment opportunities in this area.

James R. McBride, CFA

Lead Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

JUNE 30, 2016	27

Scout Small Cap Fund
UMBHX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

PORTFOLIO MANAGEMENT TEAM

James R. McBride, CFA

Lead Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout Small Cap Fund, Russell 2000® Growth Index, and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a small-cap stock market index that measures the performance of the 1001st through 3000th largest companies in the US as measured by float-adjusted market capitalization. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to the limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

28	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund
UMBHX

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2016

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	-6.01%	7.02%	8.42%	5.19%
Russell 2000® Growth Index*	-10.75%	7.74%	8.51%	7.14%
Lipper Small-Cap
Growth Funds Index*	-8.45%	6.90%	7.58%	6.17%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross/net expense ratio for the Fund was 1.25%** (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross/net expense ratio of 1.13%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell 2000®
	Small Cap	Growth*
Number of Holdings	69	1,177
Weighted Average Market Cap	$2.25B	$1.83B
Weighted Median Market Cap	$1.76B	$1.79B
Price to Earnings Ratio (Trailing 1 Year)	25.52	24.18
Price/Book Ratio	2.60	3.56
EPS Growth (Hist. 5 Yr.)	10.76%	9.58%
Return on Equity	11.05%	8.22%
Standard Deviation (Trailing 3 Years)	14.45%	16.48%
Sharpe Ratio (Trailing 3 Years)	0.48	0.46
Beta†	0.85	1.00
Alpha†	0.37%	—
R-squared†	0.93	1.00
Upside Capture†	84%	100%
Downside Capture†	83%	100%
Turnover Ratio (Trailing 1 Year)	16%	—
Total Net Assets (in Millions)	$197.63	—
Inception Date	12/18/1986	—
†	Measured against the Russell 2000® Growth Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Percent
of Total
Cracker Barrel Old Country Store, Inc.	3.48%
Cynosure, Inc.	3.29%
BroadSoft, Inc.	2.96%
ICU Medical, Inc.	2.80%
Monro Muffler Brake, Inc.	2.79%
Jack Henry & Associates, Inc.	2.62%
Omnicell, Inc.	2.51%
U.S. Physical Therapy, Inc.	2.37%
j2 Global, Inc.	2.23%
Dycom Industries, Inc.	2.15%
Top 10 Holdings Total	27.20%

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$14.80	$—	$—	$28.90
12/31/12	17.45	0.06	—	31.61
12/31/13	23.91	—	—	38.07
12/31/14	25.03	—	0.18	39.37
12/31/15	21.60	—	3.54	39.48
6/30/16(a)	21.45	—	—	39.33

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	The gross/net expense ratio of the Fund for the fiscal year ended June 30, 2015 (as disclosed in the most recent Prospectus) includes the acquired fund fees and expenses as required by the SEC. The acquired fund fees and expenses are not direct costs paid by Fund shareholders and have no impact on the costs associated with the Fund’s operations. The acquired fund fees and expenses are not included in the Fund’s financial statements found in the annual report. The gross/net expense ratio disclosed in the June 30, 2015 annual report was 1.12%.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	29

SCHEDULE OF INVESTMENTS

June 30, 2016

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 14.6%
Cheesecake Factory, Inc.	47,300	$2,277,022
Cracker Barrel Old Country Store, Inc.	40,200	6,893,094
iRobot Corp.*	114,900	4,030,692
Lindblad Expeditions Holdings, Inc.*	147,600	1,421,388
Monro Muffler Brake, Inc.	86,900	5,523,364
Sotheby’s	82,700	2,265,980
Thor Industries, Inc.	63,831	4,132,419
WCI Communities, Inc.*	136,100	2,300,090
		28,844,049
CONSUMER STAPLES — 1.2%
Performance Food Group Co.*	88,300	2,376,153

ENERGY — 1.2%
Geospace Technologies Corp.*	57,060	934,072
Gulfport Energy Corp.*	44,600	1,394,196
		2,328,268
FINANCIALS — 10.9%
CNO Financial Group, Inc.	199,200	3,478,032
Cohen & Steers, Inc.	101,026	4,085,492
EverBank Financial Corp.	131,600	1,955,576
Hilltop Holdings, Inc.*	112,300	2,357,177
LendingTree, Inc.*	42,900	3,789,357
Mid-America Apartment Communities, Inc. REIT	38,800	4,128,320
PRA Group, Inc.*	72,910	1,760,047
		21,554,001
HEALTH CARE — 31.0%
Acorda Therapeutics, Inc.*	70,400	1,795,552
Adeptus Health, Inc. — Class A*	26,800	1,384,488
Air Methods Corp.*	92,300	3,307,109
Akorn, Inc.*	136,800	3,896,748
AMN Healthcare Services, Inc.*	34,100	1,362,977
Bruker Corp.	176,000	4,002,240
Cynosure, Inc. — Class A*	133,900	6,513,565
Genomic Health, Inc.*	66,200	1,714,249
HealthEquity, Inc.*	74,600	2,266,721
HMS Holdings Corp.*	98,400	1,732,824
ICU Medical, Inc.*	49,145	5,541,099
Impax Laboratories, Inc.*	95,700	2,758,074
Molina Healthcare, Inc.*	48,800	2,435,120
Omnicell, Inc.*	145,100	4,966,773
PRA Health Sciences, Inc.*	93,000	3,883,680
Supernus Pharmaceuticals, Inc.*	144,800	2,949,576
Team Health Holdings, Inc.*	100,600	4,091,402
U.S. Physical Therapy, Inc.	77,750	4,681,328
Vascular Solutions, Inc.*	49,300	2,053,838
		61,337,363
INDUSTRIALS — 11.7%
Aegion Corp.*	131,100	2,557,761
Alaska Air Group, Inc.	70,800	4,126,932
Celadon Group, Inc.	132,700	1,084,159
Chart Industries, Inc.*	42,700	1,030,351
Dycom Industries, Inc.*	47,300	4,245,648
Power Solutions International, Inc.*	35,608	635,603
Proto Labs, Inc.*	35,700	2,054,892
Radiant Logistics, Inc.*	247,200	741,600
Teledyne Technologies, Inc.*	35,600	3,526,180
Triumph Group, Inc.	29,000	1,029,500
WageWorks, Inc.*	36,300	2,171,103
		23,203,729
INFORMATION TECHNOLOGY — 26.6%
Acxiom Corp.*	32,600	716,874
ADTRAN, Inc.	78,600	1,465,890
Ambarella, Inc.*(a)	62,500	3,175,625
BroadSoft, Inc.*	142,800	5,859,084
Cognex Corp.	52,100	2,245,510
Descartes Systems Group, Inc.*(a)	105,800	2,019,722
Electronics For Imaging, Inc.*	75,100	3,232,304
Envestnet, Inc.*	78,100	2,601,511
ePlus, Inc.*	41,200	3,369,748
II-VI, Inc.*	201,000	3,770,760
InvenSense, Inc.*	178,500	1,094,205
j2 Global, Inc.	69,900	4,415,583
Jack Henry & Associates, Inc.	59,500	5,192,565
Monotype Imaging Holdings, Inc.	129,800	3,196,974
Pegasystems, Inc.	71,700	1,932,315
Semtech Corp.*	130,500	3,113,730
Stratasys Ltd.*(a)	65,645	1,502,614
Veeco Instruments, Inc.*	117,900	1,952,424
Virtusa Corp.*	55,900	1,614,392
		52,471,830
MATERIALS — 2.3%
Balchem Corp.	59,500	3,549,175
Carpenter Technology Corp.	30,500	1,004,365
		4,553,540
TOTAL COMMON STOCKS
(Cost $152,186,861) — 99.5%		196,668,933

TOTAL INVESTMENTS
(Cost $152,186,861) — 99.5%		196,668,933

Other assets less liabilities — 0.5%		959,892

TOTAL NET ASSETS — 100.0%
(equivalent to $21.45 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,215,373 shares outstanding)		$197,628,825

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

30	SCOUT FUNDS ANNUAL REPORT

Scout Low Duration Bond Fund
SCLDX

MARKET REVIEW (Unaudited)

The Barclays U.S. Aggregate Bond® Index climbed 6.00% during the 12 months ending June 30, 2016, reflecting a continued bull market in domestic fixed income. Despite pulling back modestly at the end of 2015, the Index advanced in three of the last four quarters of the Fund’s fiscal year. Treasury yields declined over the same time period, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% on June 30, 2016.1 Slowing global economic growth, upheaval in the European Union and escalating terrorist attacks formed the basis of investor concerns, while a rout in the price of oil, unprecedented levels of central bank intervention overseas and the first increase in the Federal Funds rate in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Low Duration Bond Fund (SCLDX) returned 1.60% for the fiscal year during the 12-month period ending June 30, 2016, slightly ahead of its benchmark Barclays 1-3 Year U.S. Government/Credit® Index which returned 1.59%. Macro performance factors were mixed over this time period, with yield curve positioning adding to performance and the Fund’s shorter duration detracting as most interest rates declined. At the sector level, the Fund profited from strong relative performance in the majority of areas. High-yield credit added value due to gains in energy positions, while government-related benefited from advances in quasi-sovereign energy holdings. Mortgage-backed securities (MBS) contributed positively due to outperformance in multi-family agency holdings, and both commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) benefited from overweight positions. In contrast, investment-grade credit hampered relative results due to underperformance in metals and energy holdings.

MARKET OUTLOOK

Risks to the global capital markets remain significant. Central bank policies in Japan and Europe are already stretched to extremes with approximately one-third of the world’s sovereign debt pushed to negative nominal yields. Europe and Japan are approaching a practical lower bound with negative interest rates, and while the United States Federal Reserve projected four increases in 2016, a single rate hike now appears to be likely. Consequently, the global economy is more vulnerable to the after-effects of macroeconomic shocks such as “Brexit,” the United Kingdom’s decision to leave the European Union. In addition, reduced liquidity in the fixed income markets could lead to higher volatility, while low rates from the global drive for stimulus leave markets with modest prospects for upside and significant downside.

PORTFOLIO STRATEGY

Against this backdrop, we have positioned the Scout Low Duration Bond Fund defensively, waiting for an expansion of the opportunity set of attractive areas in which to invest. This includes maintaining a shorter overall duration relative to the Fund’s benchmark as real rates remain unattractive in the low duration portion of the yield curve. The Fund is underweight in the Treasury and government-related sectors to accommodate additional holdings in corporate bonds and MBS, and it continues to hold select energy positions, albeit at a lower weighting after harvesting gains in recent months. The Fund’s investment-grade corporate holdings are focused primarily in higher-quality financials and industrials, which we expect to perform well relative to utilities. MBS holdings are concentrated in multi-family agency securities, which we prefer relative to traditional residential pass-throughs. The Fund also holds high-quality CMBS and auto finance-focused ABS, which are attractive with low delinquencies.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

JUNE 30, 2016	31

Scout Low Duration Bond Fund
SCLDX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2016

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

32	SCOUT FUNDS ANNUAL REPORT

Scout Low Duration Bond Fund
SCLDX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

			Since
	1 Year	3 Years	Inception†
Scout Low Duration Bond Fund	1.60%	1.66%	1.72%
Barclays 1-3 Year U.S. Government/Credit Index*	1.59%	1.22%	1.06%
Lipper Short Investment-Grade Debt Funds Index*	1.54%	1.46%	1.30%

†	Inception – August 29, 2012.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross expense ratio for the Fund was 1.03% (as disclosed in the most recent Prospectus) compared to the June 30, 2016 gross expense ratio of 0.92%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
8/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17
12/31/13	10.09	0.15	—	10.31
12/31/14	10.04	0.13	0.02	10.41
12/31/15	9.98	0.12	—	10.47
6/30/16(a)	10.11	0.06	—	10.66

(a)	Six months only. Income distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)
	Scout	Barclays 1-3
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	1.7 years	2.0 years
Average Duration	1.6 years	1.9 years
30-Day SEC Yield** (Unsubsidized/Subsidized)	0.82%/1.24%	—
Number of Holdings	164	1,736
Total Net Assets (in millions)	$47.85	—
Inception Date	8/29/2012	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	33

SCHEDULE OF INVESTMENTS

June 30, 2016

LOW DURATION BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 8.4%
Ally Auto Receivables Trust
Series 2016-2, Class A2,
1.170%, 10/15/18(a)	$415,000	$415,692
AmeriCredit Automobile Receivables Trust
Series 2015-1, Class A2A,
0.770%, 4/9/18(a)	17,226	17,222
Series 2015-2, Class A2A,
0.830%, 9/10/18(a)	290,063	289,911
Series 2014-1, Class A3,
0.900%, 2/8/19(a)	99,705	99,679
Bank of The West Auto Trust
Series 2014-1, Class A3,
1.090%, 3/15/19(a)(b)	189,289	189,239
Series 2015-1, Class A3,
1.310%, 10/15/19(a)(b)	655,000	654,776
Ford Credit Auto Owner Trust
Series 2015-A, Class A3,
1.280%, 9/15/19(a)	205,000	205,823
GMACM Home Equity Loan Trust
Series 2003-HE1, Class A3,
0.733%, 4/25/33(a)(c)	236,841	221,828
GSAA Trust
Series 2006-S1, Class 1A1,
0.773%, 1/25/37(a)(c)	131,736	42,230
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	148,333	148,293
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(c)	7	7
Huntington Auto Trust
Series 2015-1, Class A3,
1.240%, 9/16/19(a)	570,000	570,939
Hyundai Auto Receivables Trust
Series 2015-A, Class A2,
0.680%, 10/16/17(a)	25,418	25,414
Series 2016-A, Class A2A,
1.210%, 6/17/19(a)	260,000	260,570
MSCC Heloc Trust
Series 2007-1, Class A,
0.553%, 12/25/31(a)(c)	193,406	191,389
Nissan Auto Receivables Owner Trust
Series 2013-B, Class A3,
0.840%, 11/15/17(a)	86,630	86,611
Series 2014-A, Class A3,
0.720%, 8/15/18(a)	199,376	199,079
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.073%, 1/25/36(a)(b)(c)	36,475	33,626
SLM Student Loan Trust
Series 2005-10, Class A4,
0.748%, 10/25/19(a)(c)	33,498	33,396
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
1.053%, 12/25/35(a)(b)(c)	17,423	17,273
SunTrust Auto Receivables Trust
Series 2015-1A, Class A2,
0.990%, 6/15/18(a)(b)	280,405	280,438
Toyota Auto Receivables Owner Trust
Series 2015-A, Class A2,
0.710%, 7/17/17(a)	38,921	38,915
TOTAL ASSET-BACKED SECURITIES
(Cost $4,001,823) — 8.4%		4,022,350

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.5%
Banc of America Re-REMIC Trust
Series 2009-UB1, Class A4A,
5.676%, 6/24/50(a)(b)(c)	196,084	197,986
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	156,936	156,717
Series 2014-GC19, Class A1,
1.199%, 3/10/47(a)	90,417	90,502
COMM Mortgage Trust
Series 2013-LC13, Class A1,
1.309%, 8/10/46(a)	60,253	60,400
Series 2014-CR15, Class A1,
1.218%, 2/10/47(a)	67,847	67,961
Series 2014-CR16, Class A1,
1.445%, 4/10/47(a)	71,807	72,062
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	16,434	16,417
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-CBM, Class A,
1.342%, 10/15/29(b)(c)	460,000	456,281
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1,
1.085%, 7/15/45(a)	226,779	226,622
Series 2016-C1, Class A1,
1.695%, 3/15/49(a)	413,178	417,490
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3,
5.347%, 11/15/38(a)	100,958	101,167
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3,
5.172%, 12/12/49(a)	111,419	111,994
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A1,
0.738%, 2/15/46(a)	12,708	12,703
Series 2015-C26, Class A1,
1.591%, 10/15/48(a)	244,880	246,714
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A1,
0.673%, 12/10/45(a)	41,820	41,766
Series 2013-C6, Class A1,
0.802%, 4/10/46(a)	94,686	94,480
Wells Fargo Commercial Mortgage Trust
Series 2015-C31, Class A1,
1.679%, 11/15/48(a)	265,668	268,724

34	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	$33,368	$33,288
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	34,704	34,656
Series 2013-C14, Class A1,
0.836%, 6/15/46(a)	78,829	78,659
Series 2013-C17, Class A1,
1.154%, 12/15/46(a)	321,065	320,969
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,116,143) — 6.5%		3,107,558

CORPORATE BONDS — 38.0%
21st Century Fox America, Inc.
8.000%, 10/17/16	285,000	290,566
Aetna, Inc.
1.900%, 6/7/19	235,000	238,053
Aflac, Inc.
2.650%, 2/15/17	205,000	207,247
Ally Financial, Inc.
5.500%, 2/15/17	370,000	375,550
3.250%, 2/13/18	105,000	105,000
American Express Credit Corp.
1.125%, 6/5/17	360,000	359,951
2.125%, 3/18/19	205,000	209,276
American Honda Finance Corp.
1.500%, 9/11/17(b)	190,000	191,110
1.500%, 3/13/18	105,000	106,028
American International Group, Inc.
5.850%, 1/16/18	265,000	282,580
Anadarko Petroleum Corp.
6.375%, 9/15/17	53,000	55,785
AT&T, Inc.
2.450%, 6/30/20(a)	310,000	316,497
Bank of America Corp.
1.700%, 8/25/17	565,000	567,115
BB&T Corp.
2.250%, 2/1/19(a)	480,000	491,669
BP Capital Markets PLC
1.375%, 5/10/18	145,000	145,213
British Telecommunications PLC
1.250%, 2/14/17	185,000	185,049
Caterpillar Financial Services Corp.
1.700%, 6/16/18	260,000	263,313
Chevron Corp.
1.561%, 5/16/19	280,000	283,135
1.961%, 3/3/20(a)	130,000	131,663
Citigroup, Inc.
1.850%, 11/24/17	175,000	175,965
2.500%, 9/26/18	205,000	209,063
2.050%, 12/7/18	420,000	423,338
Coca-Cola European Partners U.S., LLC
2.000%, 8/19/16	270,000	270,420
ConocoPhillips Co.
1.500%, 5/15/18	395,000	396,495
Credit Suisse A.G.
1.375%, 5/26/17	240,000	240,196
Daimler Finance North America, LLC
1.375%, 8/1/17(b)	220,000	220,464
1.500%, 7/5/19(b)	195,000	194,709
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)	215,000	216,425
Devon Energy Corp.
2.250%, 12/15/18(a)	275,000	273,061
DPL, Inc.
6.500%, 10/15/16(a)	26,000	26,000
Ensco PLC
4.700%, 3/15/21	115,000	95,556
ERAC USA Finance, LLC
6.375%, 10/15/17(b)	330,000	349,799
Ford Motor Credit Co., LLC
4.250%, 2/3/17	545,000	553,709
1.724%, 12/6/17	465,000	465,989
2.021%, 5/3/19	200,000	201,702
General Mills, Inc.
1.400%, 10/20/17	125,000	125,688
General Motors Financial Co., Inc.
2.400%, 5/9/19	375,000	376,045
Goldman Sachs Group, Inc.
2.900%, 7/19/18	105,000	107,748
2.625%, 1/31/19	555,000	568,025
2.000%, 4/25/19(a)	110,000	111,128
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	515,000	529,656
Hess Corp.
1.300%, 6/15/17	170,000	168,863
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	240,000	250,800
Jersey Central Power & Light Co.
5.650%, 6/1/17	316,000	327,259
JPMorgan Chase & Co.
1.625%, 5/15/18	50,000	50,195
2.350%, 1/28/19	555,000	568,684
Kraft Heinz Foods Co.
2.800%, 7/2/20(a)(b)	325,000	337,493
Liberty Mutual Group, Inc.
6.700%, 8/15/16(b)	285,000	286,860
Liberty Property LP
5.500%, 12/15/16	175,000	178,343
Marathon Oil Corp.
2.700%, 6/1/20(a)	230,000	216,589
MetLife, Inc.
1.756%, 12/15/17	755,000	762,066
Morgan Stanley
2.800%, 6/16/20	280,000	286,890
New York Life Global Funding
1.125%, 3/1/17(b)	95,000	95,196
1.450%, 12/15/17(b)	215,000	216,269
1.300%, 4/27/18(b)	180,000	180,702
Noble Holding International Ltd.
2.500%, 3/15/17	105,000	103,814
5.000%, 3/16/18	90,000	88,650

(Continued on next page)

JUNE 30, 2016	35

SCHEDULE OF INVESTMENTS

June 30, 2016

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
PNC Bank N.A.
1.850%, 7/20/18(a)	$275,000	$278,040
Principal Life Global Funding II
1.500%, 9/11/17(b)	255,000	256,153
PSEG Power, LLC
2.450%, 11/15/18(a)	245,000	249,335
Shell International Finance B.V.
2.125%, 5/11/20	355,000	362,322
Southern Power Co.
1.500%, 6/1/18	190,000	190,950
Toyota Motor Credit Corp.
1.700%, 2/19/19	280,000	283,579
UBS A.G.
5.875%, 12/20/17	145,000	154,015
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	90,905	97,723
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	117,272	130,690
Verizon Communications, Inc.
3.650%, 9/14/18	380,000	399,303
Walgreens Boots Alliance, Inc.
1.750%, 5/30/18	235,000	236,836
Wells Fargo Bank N.A.
1.750%, 5/24/19	470,000	476,358
TOTAL CORPORATE BONDS
(Cost $18,052,541) — 38.0%		18,169,958

MORTGAGE-BACKED SECURITIES — 36.1%
Fannie Mae Pool
1.730%, 1/1/17	410,000	410,193
3.530%, 1/1/18	906,212	931,430
3.860%, 3/1/18	310,086	320,950
3.741%, 6/1/18	390,232	404,409
4.506%, 6/1/19	730,000	761,526
2.399%, 10/1/22	249,622	259,606
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	43,877	44,403
Series 2011-143, Class AC,
1.750%, 4/25/21	250,186	252,442
Series 2011-145, Class A,
1.750%, 6/25/21	263,069	265,668
Series 2011-141, Class EA,
1.750%, 7/25/21	190,209	192,036
Series 2011-143, Class M,
1.750%, 1/25/22	126,866	127,935
Series 2008-76, Class GF,
1.103%, 9/25/23(c)	30,986	31,021
Series 2013-136, Class KA,
2.000%, 5/25/25	286,603	289,055
Series 2011-122, Class A,
3.000%, 12/25/25	137,345	140,499
Series 2011-88, Class AB,
2.500%, 9/25/26	128,870	130,596
Fannie Mae-Aces
Series 2013-M1, Class ASQ2,
1.074%, 11/25/16	79,017	78,973
Series 2014-M13, Class ASQ2,
1.637%, 11/25/17	1,069,667	1,075,931
Series 2014-M6, Class FA,
0.751%, 12/25/17(c)	167,604	167,653
Series 2012-M9, Class ASQ2,
1.513%, 12/25/17	540,198	542,552
Series 2013-M4, Class ASQ2,
1.451%, 2/25/18	151,445	152,597
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	217,890	218,005
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	275,000	277,229
Series 2013-M13, Class A,
1.600%, 5/25/18	261,583	263,667
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19	523,923	523,957
Series 2016-M6, Class ASQ2,
1.785%, 6/25/19	1,070,000	1,080,700
Series 2015-M13, Class ASQ1,
0.856%, 9/25/19	99,132	99,143
Series 2012-M8, Class ASQ2,
1.520%, 12/25/19	346,918	349,055
Series 2016-M1, Class ASQ1,
1.374%, 2/25/21(a)	313,104	315,317
Series 2012-M2, Class A1,
1.824%, 2/25/22	141,872	144,336
Series 2016-M3, Class ASQ1,
1.468%, 2/25/23	539,980	544,410
FHLMC Multifamily Structured Pass-Through Certificates
Series K501, Class A2,
1.655%, 11/25/16(a)	430,663	430,739
Series K502, Class A2,
1.426%, 8/25/17(a)	235,405	236,147
Series KP03, Class A2,
1.780%, 7/25/19(a)	1,700,000	1,725,627
Series K504, Class A1,
1.680%, 10/25/19(a)	222,079	225,107
Series KP02, Class A1,
1.329%, 1/25/20(a)(c)	721,209	724,262
Series KF15, Class A,
1.123%, 2/25/23(a)(c)	789,929	793,139
Freddie Mac Gold Pool
3.000%, 7/1/24	305,656	320,998
Freddie Mac REMICS
Series 4350, Class CA,
2.000%, 10/15/19(a)	189,509	191,589
Series 3836, Class MC,
2.000%, 5/15/20(a)	72,778	73,276
Series 4383, Class JC,
2.000%, 5/15/23(a)	197,393	199,456
Series 4399, Class A,
2.500%, 7/15/24(a)	123,293	124,800
Series 3939, Class WB,
3.000%, 10/15/25(a)	421,613	431,751
Series 4060, Class QA,
1.500%, 9/15/26(a)	733,265	732,105
Series 3768, Class DE,
2.250%, 11/15/28(a)	52,985	53,363
Series 4302, Class AB,
1.750%, 11/15/29(a)	357,936	360,931
Series 2764, Class UE,
5.000%, 10/15/32(a)	40,909	42,264

36	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Association
Series 2014-18, Class HJ,
3.000%, 7/20/36(a)	$192,617	$194,701
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $17,218,627) — 36.1%		17,255,549

OTHER GOVERNMENTS — 0.4%
Petroleos Mexicanos
5.500%, 2/4/19(b)	110,000	115,610
3.500%, 7/23/20	100,000	99,911
TOTAL OTHER GOVERNMENTS
(Cost $205,282) — 0.4%		215,521

U.S. GOVERNMENT AND AGENCIES — 8.5%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
0.795%, 12/7/20(a)(c)	475,754	474,669
United States Treasury Note
0.875%, 12/31/16	750,000	751,731
1.000%, 5/31/18	2,825,000	2,846,849
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $4,062,217) — 8.5%		4,073,249

SHORT-TERM INVESTMENTS — 2.1%
UMB Money Market Fiduciary, 0.010%	1,020,765	1,020,765

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,020,765) — 2.1%		1,020,765

TOTAL INVESTMENTS
(Cost $47,677,398) — 100.0%		47,864,950

Liabilities less other assets — 0.0%		(10,614)

TOTAL NET ASSETS — 100.0%
(equivalent to $10.11 per share;
unlimited shares of $1.00 par value
capital shares authorized;
4,735,330 shares outstanding)		$47,854,336

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $4,638,702 which represents 9.7% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Variable, floating, or step rate security (presented at the current rate as of period end).

See accompanying Notes to Financial Statements.

JUNE 30, 2016	37

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

MARKET REVIEW (Unaudited)

The Barclays U.S. Aggregate Bond® Index climbed 6.00% during the 12 months ending June 30, 2016, reflecting a continued bull market in domestic fixed income. While pulling back modestly at the end of 2015, the Index has advanced in three of the last four quarters of the Fund’s fiscal year. Treasury yields declined over the same time period, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% on June 30, 2016.1 Slowing global economic growth, upheaval in the European Union and escalating terrorist attacks formed the basis of investor concerns, while a rout in the price of oil, unprecedented levels of central bank intervention overseas and the first increase in the Federal Funds rate in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Core Bond Fund - Institutional Class (SCCIX) returned 6.00% during the 12-month period ending June 30, 2016, in line with its benchmark Barclays U.S. Aggregate Bond® Index, which returned 6.00% as noted above. Macro factors, including the Fund’s duration and yield curve position, exerted a minimal impact on performance, while the results of sector and issue selection were mixed. The Fund benefited from superior security selection in commercial mortgage-backed securities (CMBS) as well as an underweight in the government- related sector. Investment-grade credit added value due to outperformance in the Fund’s low-duration bank holdings. In contrast, an underweight in mortgage-backed securities (MBS) detracted from the Fund’s relative results, and asset-backed securities (ABS) also had a minimal impact on relative performance.

MARKET OUTLOOK

Risks to the global capital markets remain significant. Central bank policies in Japan and Europe are already stretched to extremes with approximately one-third of the world’s sovereign debt pushed to negative nominal yields. Europe and Japan are approaching a practical lower bound with negative interest rates, and while the United States Federal Reserve projected four increases in 2016, a single rate hike now appears to be likely.

Consequently, the global economy is more vulnerable to the after-effects of macroeconomic shocks such as “Brexit,” the United Kingdom’s decision to leave the European Union. In addition, reduced liquidity in the fixed income markets could lead to higher volatility, while low rates from the global drive for stimulus leave markets with modest prospects for upside and significant downside.

PORTFOLIO STRATEGY

Against this backdrop, we have positioned the Scout Core Bond Fund defensively, waiting for an expansion of the opportunity set of attractive areas in which to invest. The Fund’s duration is shorter than it’s benchmark, as we responded to the sharp move lower in rates post-Brexit, and it contains a high degree of liquidity, including an elevated weight in the Treasury sector. The Fund continues to hold select energy credits, as spreads are attractive relative to the rest of the corporate market. The Fund also holds a few quasi-sovereign energy positions within the government-related sector that we believe are attractively priced and poised to perform well. The Fund’s investment-grade corporate holdings are focused in very short and higher-quality financials and industrials, which we expect to outperform longer maturities if volatility increases.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

38	SCOUT FUNDS ANNUAL REPORT

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage-and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2016

Class Y

as of June 30, 2016

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted index of taxable investment-grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. The Lipper Core Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 85% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as credit default swap agreements and futures contracts may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2016	39

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund –
Institutional Class	6.00%	3.06%	3.70%	6.09%
Barclays U.S. Aggregate
Bond Index*	6.00%	4.06%	3.76%	5.13%
Lipper Core Bond Funds Index*	5.75%	4.17%	4.05%	5.04%

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Core Bond Fund –
Class Y	5.63%	2.71%	3.38%	3.52%
Barclays U.S. Aggregate
Bond Index*	6.00%	4.06%	3.76%	3.95%
Lipper Core Bond Funds Index*	5.75%	4.17%	4.05%	4.16%

†	Inception – April 21, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. For the fiscal year ended June 30, 2015, the gross expense ratios for the Institutional Class and Class Y were 0.61% and 0.97%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2016 gross expense ratios of 0.62% and 0.97%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$11.33	$0.62	$0.02	$16.83
12/31/12	11.66	0.38	0.01	17.55
12/31/13	11.36	0.16	0.04	17.45
12/31/14	11.48	0.14	—	17.71
12/31/15	11.40	0.19	—	17.82
6/30/16(a)	11.90	0.10	—	18.42

Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$11.33	$0.50	$0.02	$11.85
12/31/12	11.66	0.36	0.01	12.55
12/31/13	11.36	0.12	0.04	12.41
12/31/14	11.48	0.09	—	12.62
12/31/15	11.40	0.15	—	12.69
6/30/16(a)	11.90	0.08	—	13.27

(a)	Six months only. Income distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)
Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	5.5 years	7.8 years
Average Duration	4.6 years	5.5 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	1.18%/1.29%	—
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.85%/0.96%	—
Number of Holdings	98	9,804
Total Net Assets (in millions, all share classes)	$207.97	—
Institutional Class Inception Date	2/23/2001	—
Class Y Inception Date	4/21/2011	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

40	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 0.8%
Hertz Vehicle Financing II LP
Series 2015-2A,
Class A, 2.020%, 9/25/19(a)(b)	$1,155,000	$1,157,794
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	641,667	641,493
TOTAL ASSET-BACKED SECURITIES
(Cost $1,795,087) — 0.8%.		1,799,287

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(c)	212,941	212,702
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3,
3.865%, 1/10/48(a)	1,435,000	1,584,955
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	234,891	234,564
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	33,852	33,833
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	262,787	265,202
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	191,226	191,039
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.988%, 8/10/45(a)(c)	2,389,967	2,448,729
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	728,817	729,545
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26, Class A3,
3.211%, 10/15/48(a)	1,090,000	1,137,377
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
6.245%, 8/15/45(a)(b)(c)	1,929,705	1,968,538
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	493,512	492,506
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	575,086	574,028
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	273,551	273,168
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $10,413,339) — 4.9%		10,146,186

CORPORATE BONDS — 21.1%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	639,202	688,740
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 1/15/27	818,544	863,564
American Express Credit Corp.
2.600%, 9/14/20(a)	1,105,000	1,141,589
American International Group, Inc.
6.400%, 12/15/20	700,000	823,243
Anadarko Petroleum Corp.
4.500%, 7/15/44(a)	570,000	523,506
Bank of America Corp.
3.500%, 4/19/26	595,000	614,866
Bank of America N.A.
1.750%, 6/5/18	1,570,000	1,580,470
2.050%, 12/7/18	390,000	395,715
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	393,430	425,888
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	584,343	608,447
Capital One N.A.
1.650%, 2/5/18(a)	935,000	935,787
2.350%, 8/17/18(a)	740,000	750,341
Citigroup, Inc.
1.800%, 2/5/18	1,715,000	1,722,032
2.150%, 7/30/18	745,000	754,081
ConocoPhillips Co.
3.350%, 5/15/25(a)	1,150,000	1,188,765
Credit Suisse A.G.
1.750%, 1/29/18(d)	1,095,000	1,095,910
CSX Transportation, Inc.
6.251%, 1/15/23	585,591	680,223
Daimler Finance North America, LLC
2.000%, 8/3/18(b)	1,330,000	1,346,585
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	723,546	840,761
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)(d)	1,905,000	1,917,630
Ford Motor Credit Co., LLC
2.145%, 1/9/18	1,345,000	1,356,778
2.875%, 10/1/18	4,100,000	4,206,313
2.551%, 10/5/18	775,000	789,326
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	800,000	822,767
ING Bank N.V.
3.750%, 3/7/17(b)(d)	2,005,000	2,039,626
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	605,000	623,411
2.550%, 3/1/21(a)	710,000	721,632

(Continued on next page)

JUNE 30, 2016	41

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	$1,030,000	$1,031,075
Marathon Oil Corp.
3.850%, 6/1/25(a)	700,000	643,111
McDonald’s Corp.
2.100%, 12/7/18	575,000	588,439
New York Life Global Funding
1.450%, 12/15/17(b)	925,000	930,460
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	409,134	461,299
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	690,000	700,235
Shell International Finance B.V.
3.250%, 5/11/25(d)	1,385,000	1,452,986
UBS A.G.
1.800%, 3/26/18(d)	1,550,000	1,564,747
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	798,980	896,768
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	1,400,568	1,560,816
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30	603,701	709,639
UnitedHealth Group, Inc.
1.900%, 7/16/18	755,000	768,018
Verizon Communications, Inc.
1.350%, 6/9/17	1,835,000	1,839,910
Wells Fargo & Co.
2.600%, 7/22/20	1,195,000	1,228,122
TOTAL CORPORATE BONDS
(Cost $42,752,080) — 21.1%		43,833,621

MORTGAGE-BACKED SECURITIES — 16.3%
Fannie Mae Pool
3.330%, 7/1/20	583,473	610,521
3.330%, 10/1/20	1,213,453	1,304,491
3.230%, 11/1/20	1,293,449	1,387,523
2.160%, 1/1/23	3,567,788	3,680,702
4.000%, 4/1/24	281,611	297,651
2.500%, 3/1/26	378,812	394,518
2.100%, 12/1/27	1,168,201	1,186,447
4.550%, 10/1/33	915,034	914,427
5.970%, 1/1/40	346,755	451,351
5.970%, 1/1/40	184,936	228,819
5.100%, 12/1/40	292,290	368,384
Fannie Mae REMICS
Series 2008-76, Class GF,
1.103%, 9/25/23(c)	158,778	158,957
Fannie Mae-Aces
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	1,042,761	1,043,312
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	685,000	690,552
Series 2013-M14, Class A,
1.700%, 8/25/18	1,689,819	1,709,090
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19	2,074,903	2,075,036
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,093,481	1,131,910
Series 2016-M2, Class ABV2,
2.131%, 1/25/23	815,000	821,148
Series 2016-M3, Class ASQ2,
2.263%, 2/25/23	1,080,000	1,114,275
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	799,801	822,549
Series 2014-M13, Class AB2,
2.951%, 8/25/24(c)	765,000	810,332
Series 2015-M11, Class A1,
2.097%, 4/25/25	996,168	1,021,760
Series 2016-M6, Class AB2,
2.395%, 5/25/26	1,005,000	1,016,753
FHLMC Multifamily Structured Pass-Through Certificates
Series KF15, Class A,
1.123%, 2/25/23(a)(c)	2,854,744	2,866,343
Series KF17, Class A,
1.019%, 3/25/23(a)(c)	1,800,000	1,797,752
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	149,427	153,803
Series 4233, Class MD,
1.750%, 3/15/25(a)	505,467	508,390
Series 3873, Class DG,
3.000%, 7/15/27(a)	2,847	2,846
Series 3688, Class JA,
3.500%, 1/15/30(a)	118,516	120,346
Ginnie Mae I Pool
2.140%, 8/15/23	856,398	876,993
2.730%, 6/15/32	4,052,442	4,340,871
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $32,503,708) — 16.3%		33,907,852

42	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE BOND FUND (Continued)

	Principal
	Amount	Value

OTHER GOVERNMENTS — 1.1%
Petroleos Mexicanos
3.500%, 7/18/18(d)	$735,000	$739,777
4.500%, 1/23/26(d)	605,000	582,252
6.875%, 8/4/26(b)(d)	510,000	570,180
5.625%, 1/23/46(d)	520,000	473,980
TOTAL OTHER GOVERNMENTS
(Cost $2,359,724) — 1.1%		2,366,189

U.S. GOVERNMENT AND AGENCIES — 45.7%
United States Treasury Bond
2.500%, 2/15/46	9,045,000	9,418,459
United States Treasury Note
0.875%, 3/31/18	7,160,000	7,194,962
0.875%, 4/15/19	8,660,000	8,701,274
1.375%, 9/30/20	36,810,000	37,478,617
1.750%, 9/30/22	11,165,000	11,518,707
1.625%, 5/15/26	20,450,000	20,700,042
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $93,227,494) — 45.7%		95,012,061

SHORT-TERM INVESTMENTS — 19.1%
UMB Money Market Fiduciary, 0.010%	39,626,804	39,626,804

TOTAL SHORT-TERM INVESTMENTS
(Cost $39,626,804) — 19.1%		39,626,804

TOTAL INVESTMENTS
(Cost $222,678,236) — 109.0%		226,692,000

Liabilities less other assets — (9.0)%		(18,724,593)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.90 per share; unlimited shares
of $1.00 par value capital shares authorized;
17,167,521 shares outstanding for Institutional Class;
equivalent to $11.90 per share; unlimited shares
of $1.00 par value capital shares authorized;
307,283 shares outstanding for Class Y)		$207,967,407

LLC — Limited Liability Company

LP — Limited Partnership

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $11,272,541 which represents 5.4% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Variable, floating, or step rate security (presented at the current rate as of period end).

(d)	Foreign security denominated in U.S. dollars.

JUNE 30, 2016	43

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE BOND FUND (Continued)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

									Upfront
			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America Investment Grade Index Series 26	Sell	A3/A-	Receive	1.00%	6/20/2021	$12,270,000	$138,234	$80,069	$58,165
TOTAL SWAP CONTRACTS							$12,270,000	$138,234	$80,069	$58,165

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

44	SCOUT FUNDS ANNUAL REPORT

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

MARKET REVIEW (Unaudited)

The Barclays U.S. Aggregate Bond® Index climbed 6.00% during the 12 months ending June 30, 2016, reflecting a continued bull market in domestic fixed income. Despite pulling back modestly at the end of 2015, the Index has advanced in three of the last four quarters of the Fund’s fiscal year. Treasury yields declined over the same time period, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% on June 30, 2016.1 Slowing global economic growth, upheaval in the European Union and escalating terrorist attacks formed the basis of investor concerns, while a rout in the price of oil, unprecedented levels of central bank intervention overseas and the first increase in the Federal Funds rate in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Core Plus Bond Fund - Institutional Class (SCPZX) returned 5.53% during the 12-month period ending June 30, 2016, underperforming its benchmark Barclays U.S. Aggregate Bond® Index which returned 6.00% as noted above. Macro factors detracted from relative performance over this time period. The Fund’s shorter duration hurt results as interest rates declined, and its yield curve position detracted due to an underweight in the outperforming long end of the curve. Sector and issue results, however, were largely positive. Investment-grade and high-yield credit added value due to outperformance in the Fund’s energy and metals holdings. Superior security selection bolstered returns in commercial mortgage–backed securities (CMBS), and strong performance in home equity holdings buoyed asset-backed securities (ABS). The Fund also benefited from an underweight in the government-related sector. In contrast, non-U.S. dollar exposure detracted due to depreciation in the Fund’s currency positions relative to the U.S. dollar. Mortgage-backed securities (MBS) exerted a minimal impact on performance.

The Fund utilized derivatives during the period as part of its investment strategy. Derivatives may be used by the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks; enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way; and provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets. During the period the Fund’s derivatives holdings, collectively, had a negative impact on returns.

MARKET OUTLOOK

Risks to the global capital markets remain significant. Central bank policies in Japan and Europe are already stretched to extremes with approximately one-third of the world’s sovereign debt pushed to negative nominal yields. Europe and Japan are approaching a practical lower bound with negative interest rates, and while the United States Federal Reserve projected four increases in 2016, a single rate hike now appears to be likely. Consequently, the global economy is more vulnerable to the after-effects of macroeconomic shocks such as “Brexit,” the United Kingdom’s decision to leave the European Union. In addition, reduced liquidity in the fixed income markets could lead to higher volatility, while low rates from the global drive for stimulus leave markets with modest prospects for upside and significant downside.

PORTFOLIO STRATEGY

Against this backdrop, we have positioned the Scout Core Plus Bond Fund defensively, waiting for an expansion of the opportunity set of attractive areas in which to invest. The Fund’s duration is shorter than its benchmark, as we responded to the sharp move lower in rates post-Brexit, and it contains a high degree of liquidity, including an elevated weight in the Treasury sector. The Fund continues to hold select energy credits, as spreads are attractive relative to the rest of the corporate market, but we have reduced the overweight position after harvesting gains in recent months. The Fund also holds a few quasi-sovereign energy positions within the government-related sector that we believe are attractively priced and poised to perform well. The Fund’s investment-grade corporate holdings are primarily focused in very short and higher-quality financials and industrials, which we expect to outperform longer maturities if volatility increases. The Fund maintains an overweight in high-quality CMBS but an underweight in MBS overall, as tight spreads offer only modest compensation for extension risk if rates rise. The broad high-yield market underperformed recently, but we did not add additional high -yield credits to the Fund as prices did not decline to a level we would consider significantly attractive.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

JUNE 30, 2016	45

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage-and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2016

Class Y
as of June 30, 2016

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Plus Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted index of taxable investment-grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. The Lipper Core Plus Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

46	SCOUT FUNDS ANNUAL REPORT

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2016

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	5.53%	3.21%	4.53%	7.17%
Barclays U.S. Aggregate Bond Index*	6.00%	4.06%	3.76%	5.13%
Lipper Core Plus Bond Funds Index*	4.53%	3.92%	4.13%	5.58%

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Core Plus Bond Fund – Class Y	5.16%	2.81%	4.17%	5.07%
Barclays U.S. Aggregate Bond Index*	6.00%	4.06%	3.76%	4.16%
Lipper Core Plus Bond Funds Index*	4.53%	3.92%	4.13%	5.01%

† Inception – November 12, 2009.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Plus Bond Fund – Institutional Class and Class Y, respectively. For the fiscal year ended June 30, 2015, the gross expense ratios for the Institutional Class and Class Y were 0.56% and 0.96%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2016 gross expense ratios of 0.55% and 0.89%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$31.67	$2.16	$0.16	$63.57
12/31/12	32.69	2.00	0.07	66.66
12/31/13	31.95	0.50	0.13	66.55
12/31/14	32.21	0.46	0.02	67.29
12/31/15	31.34	0.79	0.11	67.32
6/30/16(a)	32.98	0.25	—	69.21

Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$31.67	$2.01	$0.16	$36.51
12/31/12	32.69	1.94	0.07	39.54
12/31/13	31.94	0.38	0.13	39.30
12/31/14	32.20	0.34	0.02	39.92
12/31/15	31.33	0.66	0.11	39.82
6/30/16(a)	32.97	0.20	—	41.66

(a)	Six months only. Income distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	5.2 years	7.8 years
Average Duration	3.0 years	5.5 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	1.21%/1.26%	—
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.97%/1.02%	—
Number of Holdings	121	9,804
Total Net Assets (in millions, all share classes)	$925.52	—
Institutional Class Inception Date	11/25/1996	—
Class Y Inception Date	11/12/2009	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2016	47

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.1%
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	$533,329	$511,077
Hertz Vehicle Financing II LP
Series 2015-2A, Class A,
2.020%, 9/25/19(a)(c)	4,165,000	4,175,075
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	1,491,667	1,491,262
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	10	10
Series 2003-HS3, Class A2A,
0.733%, 8/25/33(a)(b)	67,231	64,325
Series 2006-HSA2, Class AI3,
5.500%, 3/25/36(a)(b)	527,200	323,253
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)(b)	820,000	251,141
MSCC Heloc Trust
Series 2007-1, Class A,
0.553%, 12/25/31(a)(b)	1,467,446	1,452,136
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.073%, 1/25/36(a)(b)(c)	222,624	205,232
RFMSII Trust
Series 2006-HSA1, Class A4,
5.990%, 2/25/36(a)(b)	1,096,546	1,024,213
SACO I Trust
Series 2006-9, Class A1,
0.753%, 8/25/36(a)(b)	360,823	493,416
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
1.053%, 12/25/35(a)(b)(c)	93,289	92,487
TOTAL ASSET-BACKED SECURITIES
(Cost $9,189,655) — 1.1%		10,083,627

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	371,791	371,374
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3,
3.865%, 1/10/48(a)	5,600,000	6,185,189
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	899,559	898,308
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	54,163	54,132
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	3,478,799	3,510,773
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	413,078	412,675
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.988%, 8/10/45(a)(b)	5,159,363	5,286,216
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	1,387,648	1,389,034
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26, Class A3,
3.211%, 10/15/48(a)	4,075,000	4,252,120
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	1,295,469	1,292,829
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	954,710	952,954
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	986,009	984,627
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $25,489,861) — 2.8%		25,590,231

CORPORATE BONDS — 16.6%
Ally Financial, Inc.
3.600%, 5/21/18	4,825,000	4,837,063
3.250%, 11/5/18	2,440,000	2,436,950
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,252,963	1,350,068
American Express Credit Corp.
2.600%, 9/14/20(a)	4,315,000	4,457,878
American International Group, Inc.
6.400%, 12/15/20	2,840,000	3,340,013
Anadarko Petroleum Corp.
6.450%, 9/15/36	3,555,000	4,095,762
4.500%, 7/15/44(a)	1,390,000	1,276,620
Bank of America Corp.
3.500%, 4/19/26	2,260,000	2,335,457
Bank of America N.A.
1.750%, 6/5/18	5,755,000	5,793,380
2.050%, 12/7/18	1,490,000	1,511,836
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	749,569	811,408
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23	500,819	540,957
Capital One N.A.
1.650%, 2/5/18(a)	2,940,000	2,942,475
2.350%, 8/17/18(a)	2,870,000	2,910,105
Citigroup, Inc.
1.800%, 2/5/18	7,055,000	7,083,925
2.150%, 7/30/18	2,440,000	2,469,741
Credit Suisse A.G.
1.750%, 1/29/18(d)	4,545,000	4,548,777
Daimler Finance North America, LLC
2.000%, 8/3/18(c)	4,350,000	4,404,245

48	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	$1,156,011	$1,343,284
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(c)(d)	3,325,000	3,347,045
Devon Energy Corp.
5.850%, 12/15/25(a)	1,885,000	2,079,315
Energy Transfer Partners LP
4.050%, 3/15/25(a)	5,165,000	5,068,600
Ensco PLC
4.700%, 3/15/21(d)	4,925,000	4,092,281
5.750%, 10/1/44(a)(d)	2,310,000	1,386,000
Ford Motor Credit Co., LLC
2.145%, 1/9/18	4,625,000	4,665,501
5.000%, 5/15/18	6,170,000	6,537,325
2.551%, 10/5/18	2,800,000	2,851,758
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	2,425,000	2,494,013
ING Bank N.V.
3.750%, 3/7/17(c)(d)	6,700,000	6,815,709
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	5,945,000	6,125,918
2.550%, 3/1/21(a)	2,835,000	2,881,446
3.250%, 9/23/22	1,780,000	1,860,857
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	2,470,000	2,472,579
Marathon Oil Corp.
3.850%, 6/1/25(a)	3,795,000	3,486,580
McDonald’s Corp.
2.100%, 12/7/18	2,090,000	2,138,847
New York Life Global Funding
1.450%, 12/15/17(c)	2,745,000	2,761,204
Noble Holding International Ltd.
3.950%, 3/15/22(d)	1,005,000	699,731
6.950%, 4/1/25(a)(d)	965,000	769,588
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	1,632,978	1,841,183
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/25(a)	2,580,000	2,604,889
Reliance Standard Life Global Funding II
2.500%, 1/15/20(c)	2,050,000	2,080,408
Transocean, Inc.
6.800%, 3/15/38(d)	1,215,000	792,788
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	996,763	1,181,164
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	2,238,445	2,563,020
UBS A.G.
1.800%, 3/26/18(d)	5,620,000	5,673,469
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	358,273	385,143
UnitedHealth Group, Inc.
1.900%, 7/16/18	2,475,000	2,517,674
Verizon Communications, Inc.
1.350%, 6/9/17	4,615,000	4,627,350
Wells Fargo & Co.
2.600%, 7/22/20	4,575,000	4,701,805
Williams Partners LP
4.000%, 9/15/25(a)	3,990,000	3,659,728
TOTAL CORPORATE BONDS
(Cost $148,563,746) — 16.6%		153,652,862

MORTGAGE-BACKED SECURITIES — 10.8%
Fannie Mae Pool
3.330%, 7/1/20	1,243,353	1,300,990
3.330%, 10/1/20	3,122,256	3,356,501
3.230%, 11/1/20	3,321,505	3,563,081
2.160%, 1/1/23	6,944,611	7,164,394
4.000%, 4/1/24	841,482	889,411
2.500%, 3/1/26	789,962	822,714
2.100%, 12/1/27	2,263,389	2,298,741
5.970%, 1/1/40	531,691	692,071
5.970%, 1/1/40	688,886	852,351
5.100%, 12/1/40	468,592	590,585
Fannie Mae-Aces
Series 2014-M9, Class ASQ2,
1.462%, 4/25/17	9,464,842	9,485,863
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	2,902,612	2,904,144
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	1,905,000	1,920,440
Series 2013-M14, Class A,
1.700%, 8/25/18	3,840,498	3,884,295
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19	7,883,800	7,884,305
Series 2016-M2, Class ABV2,
2.131%, 1/25/23	3,190,000	3,214,065
Series 2016-M3, Class ASQ2,
2.263%, 2/25/23	4,145,000	4,276,546
Series 2014-M1, Class A1,
2.325%, 7/25/23(b)	1,943,124	1,998,389
Series 2014-M13, Class AB2,
2.951%, 8/25/24(b)	2,225,000	2,356,847
Series 2015-M11, Class A1,
2.097%, 4/25/25	3,255,419	3,339,054
Series 2016-M6, Class AB2,
2.395%, 5/25/26	3,910,000	3,955,728
FHLMC Multifamily Structured Pass-Through Certificates
Series KF15, Class A,
1.123%, 2/25/23(a)(b)	12,568,874	12,619,941
Series KF17, Class A,
1.019%, 3/25/23(a)(b)	6,735,000	6,726,588
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	706,059	726,738
Series 4233, Class MD,
1.750%, 3/15/25(a)	1,493,493	1,502,132
Series 3873, Class DG,
3.000%, 7/15/27(a)	7,523	7,521
Ginnie Mae I Pool
2.140%, 8/15/23	2,216,965	2,270,281
2.730%, 6/15/32	8,432,752	9,032,945
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $96,488,607) — 10.8%		99,636,661

(Continued on next page)

JUNE 30, 2016	49

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

OTHER GOVERNMENTS — 1.3%
Petroleos de Venezuela S.A.
6.000%, 11/15/26(d)	$10,360,000	$3,612,532
5.375%, 4/12/27(d)	1,260,000	439,362
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,270,000	1,278,255
4.500%, 1/23/26(d)	1,775,000	1,708,260
6.875%, 8/4/26(c)(d)	2,000,000	2,236,000
5.625%, 1/23/46(d)	3,600,000	3,281,400
TOTAL OTHER GOVERNMENTS
(Cost $12,185,108) — 1.3%		12,555,809

U.S. GOVERNMENT AND AGENCIES — 57.7%
United States Treasury Bond
2.500%, 2/15/46	33,655,000	35,044,581
United States Treasury Note
0.500%, 9/30/16	43,000,000	43,015,996
0.375%, 10/31/16	65,770,000	65,774,472
0.500%, 11/30/16	18,000,000	18,009,684
0.875%, 3/31/18	28,480,000	28,619,068
0.875%, 4/15/19	36,000,000	36,171,576
1.375%, 9/30/20	150,480,000	153,213,318
1.750%, 9/30/22	23,735,000	24,486,925
1.625%, 2/15/26	49,995,000	50,557,444
1.625%, 5/15/26	78,250,000	79,206,763
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $525,046,203) — 57.7%		534,099,827

SHORT-TERM INVESTMENTS — 19.3%
UMB Money Market Fiduciary, 0.010%	178,793,727	178,793,727

TOTAL SHORT-TERM INVESTMENTS
(Cost $178,793,727) — 19.3%		178,793,727

TOTAL INVESTMENTS
(Cost $995,756,907) — 109.6%		1,014,412,744

Liabilities less other assets — (9.6)%		(88,888,519)

TOTAL NET ASSETS — 100.0%
(equivalent to $32.98 per share; unlimited shares of $1.00 par value capital shares authorized; 25,595,470 shares outstanding for Institutional Class; equivalent to $32.97 per share; unlimited shares of $1.00 par value capital shares authorized; 2,470,367 shares outstanding for Class Y)		$925,524,225

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable, floating, or step rate security (presented at the current rate as of period end).

(c)	Rule 144A restricted security. Total value of these securities is $27,608,667 which represents 3.0% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(d)	Foreign security denominated in U.S. dollars.

50	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2016

CORE PLUS BOND FUND (Continued)

FUTURES CONTRACTS

		Number of			Unrealized
		Contracts	Value at	Value at	Appreciation
Description	Expiration Date	Long (Short)	Trade Date	June 30, 2016	(Depreciation)
Euro-Bund Futures	September 2016	(740)	$(134,999,667)	$(137,242,028)	$(2,242,361)
TOTAL FUTURES CONTRACTS			$(134,999,667)	$(137,242,028)	$(2,242,361)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

									Upfront
			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 26	Sell	B1/B+	Receive	5.00%	6/20/2021	$16,430,000	$560,831	$288,281	$272,550
Intercontinental Exchange	CDX North America Investment Grade Index Series 26	Sell	A3/A-	Receive	1.00%	6/20/2021	54,600,000	615,127	356,321	258,806
TOTAL SWAP CONTRACTS							$71,030,000	$1,175,958	$644,602	$531,356

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	51

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

MARKET REVIEW (Unaudited)

The Barclays U.S. Aggregate Bond® Index climbed 6.00% during the 12 months ending June 30, 2016, reflecting a continued bull market in domestic fixed income. While pulling back modestly at the end of 2015, the Index advanced in three of the last four quarters of the Fund’s fiscal year end. Treasury yields declined over the same time period, as a tumultuous macroeconomic environment drove nervous investors into safe-haven assets. The yield on the bellwether 10-Year Treasury Bond shrank from 2.43% on July 1, 2015, to a paltry 1.49% on June 30, 2016.1 Slowing global economic growth, upheaval in the European Union and escalating terrorist attacks formed the basis of investor concerns, while a rout in the price of oil, unprecedented levels of central bank intervention overseas and the first increase in the Federal Funds rate in nearly a decade added fuel to the fire.

PORTFOLIO REVIEW

The Scout Unconstrained Bond Fund – Institutional Class (SUBFX) returned 4.28% during the 12-month period ending June 30, 2016, outperforming its benchmark BofA Merrill Lynch 3-Month LIBOR Constant Maturity® Index which returned 0.41%. The Fund benefited from a positive duration position as interest rates declined as well as strong relative performance across a range of sectors. Investment-grade and high-yield credit added value due to gains in the Fund’s metals and energy holdings, while quasi-sovereign energy holdings bolstered returns in the government-related sector. Asset-backed securities (ABS) and mortgage-backed securities (MBS) contributed positively due to outperformance in the Fund’s home equity and multi-family agency securities, respectively. In contrast, non-U.S. dollar exposure detracted from results as the Fund’s currency positions depreciated versus the U.S. dollar. Commercial mortgage-backed securities (CMBS) exerted a minimal impact on performance.

The Fund utilized derivatives during the period as part of its investment strategy. Derivatives may be used by the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks; enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way; and provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets. During the period the Fund’s derivatives holdings, collectively, had a negative impact on returns.

MARKET OUTLOOK

Risks to the global capital markets remain significant. Central bank policies in Japan and Europe are already stretched to extremes with approximately one-third of the world’s sovereign debt pushed to negative nominal yields. Europe and Japan are approaching a practical lower bound with negative interest rates, and while the United States Federal Reserve projected four increases in 2016, a single rate hike now appears to be likely. Consequently, the global economy is more vulnerable to the after-effects of macroeconomic shocks such as “Brexit,” the United Kingdom’s decision to leave the European Union. In addition, reduced liquidity in the fixed income markets could lead to higher volatility, while low rates from the global drive for stimulus leave markets with modest prospects for upside and significant downside.

PORTFOLIO STRATEGY

Against this backdrop, we have positioned the Scout Unconstrained Bond Fund defensively, waiting for an expansion of the opportunity set of attractive areas in which to invest. The Fund has a high degree of liquidity, including an elevated weight in the Treasury sector, as we believe that we may be approaching the late stages of this credit cycle, which could put further stress on valuations. Overall Fund duration is slightly negative as we responded to extremely low real interest rates, particularly following the Brexit vote. At the sector level, the Fund continues to hold select energy credits, as spreads are attractive relative to the rest of the corporate market, but we have reduced the Fund’s position after harvesting gains in recent months. The Fund also holds a few quasi-sovereign energy positions within the government-related sector that we believe are attractively priced and poised to perform well. Away from energy, the Fund’s investment-grade corporate holdings are primarily focused in very short and higher-quality financials and industrials, which we expect to outperform longer maturities if volatility increases. The broad high-yield market underperformed recently, but we did not add additional high-yield credits to the Fund as prices did not decline to a level we would consider significantly attractive.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]	https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

52	SCOUT FUNDS ANNUAL REPORT

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2016

Class Y

as of June 30, 2016

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index and Lipper Alternative Credit Focus Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Alternative Credit Focus Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage, derivatives, and short sales could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2016	53

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2016

			Since
	1 Year	3 Years	Inception†
Scout Unconstrained Bond Fund – Institutional Class	4.28%	0.95%	6.48%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.41%	0.30%	0.34%
Lipper Alternative Credit Focus Funds Index*	-2.06%	0.20%	2.32%^

			Since
	1 Year	3 Years	Inception‡
Scout Unconstrained Bond Fund – Class Y	3.98%	0.65%	1.04%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.41%	0.30%	0.30%
Lipper Alternative Credit Focus Funds Index*	-2.06%	0.20%	0.20%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

ˆ	The “Since Inception” performance return for the Lipper Alternative Credit Focus Funds Index shown in the table above for Institutional Class shares is for the period from September 30, 2011 to June 30, 2016.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2015, the gross expense ratios for the Institutional Class and Class Y were 0.81% and 1.11%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2016 gross expense ratios of 0.82% and 1.11%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2016, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2016. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/11	$10.05	$0.23	$0.18	$10.46
12/31/12	11.62	0.69	0.03	12.75
12/31/13	11.84	0.18	0.02	13.17
12/31/14	11.24	0.12	—	12.69
12/31/15	11.17	0.06	—	12.68
6/30/16(a)	11.70	0.06	—	13.27

Class Y

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
12/31/13	11.83	0.17	0.02	12.02
12/31/14	11.23	0.09	—	11.51
12/31/15	11.17	0.01	—	11.46
6/30/16(a)	11.75	—	—	12.04

(a)	Six months only. Income distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	2.7 years
Average Duration	-0.2 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	0.84%/1.04%
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.59%/0.80%
Number of Holdings	84
Total Net Assets (in millions, all share classes)	$1,373.08
Institutional Class Inception Date	9/29/2011
Class Y Inception Date	12/31/2012

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

54	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2016

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 3.6%
Bank of The West Auto Trust
Series 2014-1, Class A3,
1.090%, 3/15/19(a)(b)	$13,283,883	$13,280,390
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A3,
0.773%, 10/25/36(a)(c)	2,529,501	2,146,993
Series 2007-S3, Class A2,
0.703%, 5/25/37(a)(c)	2,430,182	2,346,917
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(c)	200,864	192,484
GSAA Trust
Series 2006-S1, Class 1A1,
0.773%, 1/25/37(a)(c)	1,291,469	413,995
Hertz Vehicle Financing II LP
Series 2015-2A, Class A,
2.020%, 9/25/19(a)(b)	8,555,000	8,575,695
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	4,498,333	4,497,114
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(c)	47	47
Series 2003-HS3, Class A2A,
0.733%, 8/25/33(a)(c)	4,281	4,096
Series 2005-HS1, Class AI3,
4.830%, 9/25/35(a)(c)	3,534,509	3,536,237
Series 2006-HSA2, Class AI3,
5.500%, 3/25/36(a)(c)	5,328,810	3,267,365
MSCC Heloc Trust
Series 2007-1, Class A,
0.553%, 12/25/31(a)(c)	10,756,576	10,644,352
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.073%, 1/25/36(a)(b)(c)	547,756	504,962
RFMSII Trust
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(c)	208,562	206,181
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
1.053%, 12/25/35(a)(b)(c)	162,433	161,036
TOTAL ASSET-BACKED SECURITIES
(Cost $48,713,727) — 3.6%		49,777,864

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
CD Commercial Mortgage Trust
Series 2007-CD4, Class A4,
5.322%, 12/11/49(a)	9,910,636	10,014,817
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $10,047,944) — 0.7%		10,014,817

CORPORATE BONDS — 19.9%
Ally Financial, Inc.
3.600%, 5/21/18	10,025,000	10,050,062
3.250%, 11/5/18	9,325,000	9,313,344
American Express Credit Corp.
2.600%, 9/14/20(a)	6,435,000	6,648,076
Anadarko Petroleum Corp.
6.450%, 9/15/36	5,405,000	6,227,171
4.500%, 7/15/44(a)	7,130,000	6,548,420
Bank of America Corp.
2.600%, 1/15/19	6,625,000	6,779,157
Bank of America N.A.
1.750%, 6/5/18	7,415,000	7,464,451
2.050%, 12/7/18	2,635,000	2,673,616
Capital One N.A.
1.650%, 2/5/18(a)	6,925,000	6,930,831
2.350%, 8/17/18(a)	3,800,000	3,853,101
Citigroup, Inc.
1.800%, 2/5/18	9,850,000	9,890,385
CNH Industrial Capital, LLC
3.875%, 7/16/18	2,740,000	2,753,700
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23	1,946,352	2,179,914
Credit Suisse A.G.
1.750%, 1/29/18(d)	4,195,000	4,198,486
1.700%, 4/27/18(d)	8,500,000	8,509,095
Daimler Finance North America, LLC
2.000%, 8/3/18(b)	5,945,000	6,019,134
Devon Energy Corp.
5.850%, 12/15/25(a)	2,750,000	3,033,484
Energy Transfer Partners LP
4.050%, 3/15/25(a)	12,177,000	11,949,728
Ensco PLC
4.700%, 3/15/21(d)	11,200,000	9,306,304
5.750%, 10/1/44(a)(d)	6,725,000	4,035,000
Ford Motor Credit Co., LLC
2.875%, 10/1/18	15,510,000	15,912,174
2.551%, 10/5/18	5,690,000	5,795,180
2.943%, 1/8/19	8,500,000	8,747,758
Goldman Sachs Group, Inc.
2.750%, 9/15/20(a)	2,750,000	2,807,049
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	12,850,000	13,428,250
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	5,485,000	5,651,920
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	10,920,000	10,931,400
Marathon Oil Corp.
3.850%, 6/1/25(a)	8,170,000	7,506,024
New York Life Global Funding
1.450%, 12/15/17(b)	6,070,000	6,105,831
Noble Holding International Ltd.
3.950%, 3/15/22(d)	2,085,000	1,451,681
6.950%, 4/1/25(a)(d)	1,910,000	1,523,225

(Continued on next page)

JUNE 30, 2016	55

SCHEDULE OF INVESTMENTS
June 30, 2016

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	$2,358,747	$2,659,487
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/25(a)	4,460,000	4,503,026
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	4,550,000	4,617,490
Transocean, Inc.
6.800%, 3/15/38(d)	10,275,000	6,704,437
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24	5,525,995	6,202,929
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	3,089,854	3,537,883
UBS A.G.
1.800%, 3/26/18(d)	10,900,000	11,003,703
UnitedHealth Group, Inc.
1.900%, 7/16/18	6,500,000	6,612,073
Verizon Communications, Inc.
1.350%, 6/9/17	9,950,000	9,976,626
Williams Partners LP
4.000%, 9/15/25(a)	9,965,000	9,140,147
TOTAL CORPORATE BONDS
(Cost $263,713,054) — 19.9%		273,181,752

MORTGAGE-BACKED SECURITIES — 8.0%
Fannie Mae Pool
2.500%, 5/1/23	6,574,524	6,821,549
Fannie Mae-Aces
Series 2014-M6, Class FA,
0.751%, 12/25/17(c)	4,204,293	4,205,541
Series 2013-M9, Class ASQ2,
1.825%, 6/25/18	13,120,587	13,292,361
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19	14,416,210	14,417,133
Series 2016-M6, Class ASQ1,
1.163%, 6/25/19	21,115,000	21,326,150
Series 2015-M13, Class ASQ1,
0.856%, 9/25/19	590,618	590,684
Series 2016-M1, Class ASQ1,
1.374%, 2/25/21(a)	7,017,435	7,067,049
Series 2012-M9, Class AB1,
1.372%, 4/25/22	1,619,625	1,627,336
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	7,342,439	7,551,266
FHLMC Multifamily Structured Pass-Through Certificates
Series KF15, Class A,
1.123%, 2/25/23(a)(c)	24,172,835	24,271,049
Series KF17, Class A,
1.019%, 3/25/23(a)(c)	8,925,000	8,913,853
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $109,381,809) — 8.0%		110,083,971

OTHER GOVERNMENTS — 2.7%
Petroleos de Venezuela S.A.
6.000%, 11/15/26(d)	41,310,000	14,404,797
5.375%, 4/12/27(d)	5,200,000	1,813,240
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,655,000	1,665,758
3.125%, 1/23/19(d)	4,385,000	4,374,038
4.500%, 1/23/26(d)	5,420,000	5,216,208
6.875%, 8/4/26(b)(d)	3,250,000	3,633,500
5.625%, 1/23/46(d)	6,815,000	6,211,872
TOTAL OTHER GOVERNMENTS
(Cost $36,901,121) — 2.7%		37,319,413

U.S. GOVERNMENT AND AGENCIES — 54.3%
United States Treasury Note
1.000%, 8/31/16	257,000,000	257,297,606
0.500%, 9/30/16	107,500,000	107,539,990
0.375%, 10/31/16	117,885,000	117,893,016
0.875%, 11/30/16	110,000,000	110,225,500
0.875%, 3/31/18	34,615,000	34,784,025
1.625%, 5/15/26	116,405,000	117,828,284
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $745,366,803) — 54.3%		745,568,421

SHORT-TERM INVESTMENTS — 17.9%
UMB Money Market Fiduciary, 0.010%	245,106,555	245,106,555

TOTAL SHORT-TERM INVESTMENTS
(Cost $245,106,555) — 17.9%		245,106,555

TOTAL INVESTMENTS
(Cost $1,459,231,013) — 107.1%		1,471,052,793

Liabilities less other assets — (7.1)%		(97,968,990)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.70 per share; unlimited shares of $1.00 par value capital shares authorized; 109,463,250 shares outstanding for Institutional Class; equivalent to $11.75 per share; unlimited shares of $1.00 par value capital shares authorized; 7,811,850 shares outstanding for Class Y)		$1,373,083,803

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $47,395,152 which represents 3.5% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Variable, floating, or step rate security (presented at the current rate as of period end).

(d)	Foreign security denominated in U.S. dollars.

56	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2016

UNCONSTRAINED BOND FUND (Continued)

FUTURES CONTRACTS

		Number of			Unrealized
		Contracts	Value at	Value at	Appreciation
Description	Expiration Date	Long (Short)	Trade Date	June 30, 2016	(Depreciation)
Euro-Bund Futures	September 2016	(1,925)	$(351,325,155)	$(357,014,735)	$(5,689,580)
TOTAL FUTURES CONTRACTS			$(351,325,155)	$(357,014,735)	$(5,689,580)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

									Upfront
			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 26	Sell	B1/B+	Receive	5.00%	6/20/2021	$55,930,000	$1,909,145	$945,343	$963,802
Intercontinental Exchange	CDX North America Investment Grade Index Series 26	Sell	A3/A-	Receive	1.00%	6/20/2021	41,530,000	467,880	252,515	215,365
TOTAL SWAP CONTRACTS							$97,460,000	$2,377,025	$1,197,858	$1,179,167

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	57

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund

ASSETS:
Investments, at cost	$1,123,360	$18,042
Investments, at value	$1,480,889	$18,849
Cash	487	1,275
Cash at broker segregated as collateral for swap contracts	—	—
Receivables:
Investments sold	—	—
Fund shares sold	199	5
Closed swap contracts	—	—
Dividends	11,451	44
Interest	4	—
Due from Advisor(a)	—	—
Prepaid and other assets	22	9
Total assets	1,493,052	20,182
LIABILITIES:
Due to Custodian	—	—
Payables:
Investments purchased	—	—
Fund shares redeemed	7,196	—
Accrued investment advisory fees	958	4
Accrued transfer agent and related service fees and expenses	261	8
Accrued custody fees	44	3
Accrued administration and fund accounting fees	34	—
Accrued administrative fees	64	1
Accrued auditing fees	21	23
Non-U.S. Taxes	—	17
Other accrued expenses	215	5
Total liabilities	8,793	61
NET ASSETS	$1,484,259	$20,121
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,029,504	$21,759
Accumulated:
Net investment income (loss)	2,241	43
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	95,296	(2,471)
Net unrealized appreciation (depreciation) on:
Investments	357,529	790
Foreign currency translations	(311)	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,484,259	$20,121
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	64,266	2,047
NET ASSET VALUE PER SHARE	$23.10	$9.83

(a)	Represents amounts due to the Fund from the Advisor, due to Total Annual Fund Operating Expenses exceeding the contractual expense cap in place for each respective Fund. (Note 2.(a))

(b)	Based on unrounded Net Assets and Shares Outstanding.

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS ANNUAL REPORT

		Equity			Low Duration
Global Equity		Opportunity	Mid Cap	Small Cap	Bond
Fund		Fund	Fund	Fund	Fund

$8,612		$12,743	$1,177,355	$152,187	$47,677
$9,752		$13,237	$1,313,119	$196,669	$47,865
200		—	920	900	3
—		—	—	—	20

25		33	1,843	831	—
—		—	281	1	—
—		—	—	—	17
19		2	888	24	—
—		—	1	—	165
4		1	—	—	8
14		14	14	14	18
10,014		13,287	1,317,066	198,439	48,096

—		31	—	—	—

206		—	21,738	516	195
—		—	1,577	82	3
—		—	830	124	—
7		7	208	31	10
1		1	14	2	2
—		—	29	5	1
—		1	52	8	2
21		21	21	21	21
—		—	—	—	—
6		3	132	21	8
241		64	24,601	810	242
$9,773		$13,223	$1,292,465	$197,629	$47,854

$8,795		$12,804	$1,197,994	$144,015	$47,683

8		(8)	1,166	(1)	10
(170)		(67)	(42,459)	9,133	(27)

1,140		494	135,764	44,482	188
—		—	—	—	—
$9,773		$13,223	$1,292,465	$197,629	$47,854

Unlimited		Unlimited	Unlimited	Unlimited	Unlimited
816		1,150	85,828	9,215	4,735
$11.9 7	(b)	$11.50	$15.06	$21.45	$10.11

(Continued on next page)

JUNE 30, 2016	59

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund

ASSETS:
Investments, at cost	$222,678	$995,757	$1,459,231
Investments, at value	$226,692	$1,014,413	$1,471,053
Cash	26	2,608	7,611
Cash at brokers deposited as margin for open futures contracts and/or segregated as collateral for open swap contracts	275	5,031	11,489
Receivables:
Fund shares sold	318	756	1,631
Premiums paid on open swap contracts	80	644	1,198
Closed forward contracts	—	813	2,291
Closed swap contracts	—	537	984
Interest	890	3,460	4,937
Prepaid and other assets	18	27	32
Total assets	228,299	1,028,289	1,501,226
LIABILITIES:
Payables:
Variation margin on open swap contracts	56	1,042	1,906
Investments purchased	20,107	99,504	123,405
Fund shares redeemed	45	1,424	1,571
Variation margin on open futures contracts	—	168	436
Dividends	15	222	74
Accrued investment advisory fees	36	203	358
Accrued transfer agent and related service fees and expenses	11	17	113
Accrued custody fees	3	8	10
Accrued administration and fund accounting fees	5	20	30
Accrued administrative fees	8	36	55
Accrued auditing fees	21	21	21
Accrued distribution fees	7	36	41
Accrued shareholder servicing fees	—	4	—
Other accrued expenses	18	60	122
Total liabilities	20,332	102,765	128,142
NET ASSETS	$207,967	$925,524	$1,373,084
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$201,439	$898,430	$1,423,118
Accumulated:
Net investment income (loss)	51	(284)	932
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	2,405	10,434	(58,275)
Net unrealized appreciation (depreciation) on:
Investments	4,014	18,656	11,822
Futures contracts	—	(2,242)	(5,690)
Foreign currency translations	—	(1)	(2)
Swap contracts	58	531	1,179
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$207,967	$925,524	$1,373,084
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	17,167	25,596	109,463
Class Y	308	2,470	7,812
TOTAL SHARES ISSUED AND OUTSTANDING	17,475	28,066	117,275
NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS	$11.90	$32.98	$11.70
NET ASSET VALUE PER SHARE — CLASS Y	$11.90	$32.97	$11.75

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS ANNUAL REPORT

This page left blank intentionally.

JUNE 30, 2016	61

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

(in thousands)

		Emerging
	International	Markets
	Fund	Fund

INVESTMENT INCOME:
Dividend income	$59,628 (a)	$326	(a)
Interest income	35	—
Refund of foreign tax previously withheld	3,918	—
Total investment income	63,581	326
EXPENSES:
Investment advisory fees	19,281	146
Administration and fund accounting fees	1,586	71
Transfer agent and related service fees and expenses	3,791	58
Custody fees	646	38
Auditing fees	33	35
Federal and state registration fees	82	24
Reports to shareholders	168	7
Administrative fees	1,298	8
Insurance fees	55	—
Directors’ fees	132	1
Distribution fees	—	—
Shareholder servicing fees	—	—
Pricing expenses	27	17
Other expenses	329	13
Total expenses before waiver	27,428	418
Waiver of fees and/or other expenses assumed by Advisor	—	(228)
Net expenses	27,428	190
Net investment income (loss)	36,153	136
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	538,513	(2,269	)(c)
Foreign currency transactions	(82)	—
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	(899,745)	1,388	(d)
Foreign currency translations	3	2
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase from payment by affiliates (Note 2.(a))	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward contracts, future contracts and swap contracts	(361,311)	(879)
Net increase (decrease) in net assets resulting from operations	$(325,158)	$(743)

(a)	Net of foreign tax withholding of (in thousands) $5,979, $28, $8, $2 and $21, respectively.
(b)	Net of foreign tax withholding of (in thousands) $0, $0, $0 and $2, respectively.
(c)	Net of non-U.S. tax of (in thousands) $6.
(d)	Net of non-U.S. tax of (in thousands) $17.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS ANNUAL REPORT

	Equity				Low Duration				Core	Unconstrained
Global Equity	Opportunity	Mid Cap		Small Cap	Bond		Core Bond		Plus Bond	Bond
Fund	Fund	Fund		Fund	Fund		Fund		Fund	Fund

$173 (a)	$141 (a)	$32,820	(a)	$1,720	$—		$—		$—	$—
—	—	14		—	751	(b)	4,189	(b)	18,063 (b)	34,284 (b)
—	—	—		—	—		—		—	—
173	141	32,834		1,720	751		4,189		18,063	34,284

82	101	10,635		1,593	153		829		3,183	8,650
73	69	719		200	71		116		397	675
44	52	1,739		347	81		72		109	1,233
6	8	91		14	14		20		51	75
37	30	34		32	32		32		32	32
23	26	52		28	25		42		55	93
5	6	131		27	5		5		8	88
5	7	682		105	25		103		394	715
—	—	18		3	1		2		8	19
—	1	67		11	2		10		39	71
—	—	—		—	—		8		135	373
—	—	—		—	—		3		47	—
14	7	11		8	49		32		39	31
15	2	158		32	10		28		92	171
304	309	14,337		2,400	468		1,302		4,589	12,226
(191)	(161)	—		—	(264)		(461)		(1,223)	(4,590)
113	148	14,337		2,400	204		841		3,366	7,636
60	(7)	18,497		(680)	547		3,348		14,697	26,648

77	(71)	(22,423)		14,131	4		4,644		16,711	24,014
—	—	—		—	—		—		(13)	(857)
—	—	—		—	—		—		(1,971)	(6,356)
—	—	—		—	—		—		(115)	3,203
—	—	—		—	44		213		2,050	5,420

(687)	(596)	31,225		(27,982)	240		3,784		15,691	6,344
—	—	—		—	—		—		(1)	(2)
—	—	—		—	—		—		6	33
—	—	—		—	—		—		(2,242)	(5,690)
—	—	—		—	—		58		524	1,160
—	—	—		—	—		—		4	—

(610)	(667)	8,802		(13,851)	288		8,699		30,644	27,269
$(550)	$(674)	$27,299		$(14,531)	$835		$12,047		$45,341	$53,917

JUNE 30, 2016	63

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	International Fund		Emerging Markets Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,153	$90,518	$136	$87
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	538,431	1,110,647	(2,269)	(30)
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currencies translations	(899,742)	(1,474,497)	1,390	(1,924)
Net increase (decrease) in net assets resulting from operations	(325,158)	(273,332)	(743)	(1,867)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(43,420)	(88,230)	(95)	(45)
Net realized gain on securities	(598,526)	(417,745)	(79)	(593)
Total distributions to shareholders	(641,946)	(505,975)	(174)	(638)
CAPITAL SHARE TRANSACTIONS:
Shares sold	154,841	562,915	7,638	8,893
Shares issued for reinvestment of distributions	596,860	441,663	160	515
Shares redeemed	(3,075,299)	(4,030,581)	(5,695)	(1,204)
Net increase (decrease) from capital share transactions	(2,323,598)	(3,026,003)	2,103	8,204
Net increase (decrease) in net assets	(3,290,702)	(3,805,310)	1,186	5,699
NET ASSETS:
Beginning of period	4,774,961	8,580,271	18,935	13,236
End of period	$1,484,259	$4,774,961	$20,121	$18,935
Accumulated net investment income (loss)	2,241	9,468	43	3
TRANSACTIONS IN SHARES:
Shares sold	5,778	15,956	817	771
Shares reinvested	26,108	13,376	18	48
Shares redeemed	(109,343)	(114,541)	(606)	(108)
Net increase (decrease)	(77,457)	(85,209)	229	711

See accompanying Notes to Financial Statements.

64	SCOUT FUNDS ANNUAL REPORT

Global Equity Fund		Equity Opportunity Fund		Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
For the	For the	For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

$60	$50	$(7)	$(6)	$18,497	$3,549	$(680)	$(656)	$547	$441
77	309	(71)	404	(22,423)	272,088	14,131	38,532	48	73

(687)	21	(596)	619	31,225	(242,814)	(27,982)	(15,599)	240	(109)
(550)	380	(674)	1,017	27,299	32,823	(14,531)	22,277	835	405

(53)	(45)	—	(1)	(15,463)	(2,695)	—	—	(608)	(511)
(512)	(190)	(370)	(108)	(99,754)	(359,935)	(29,639)	(1,769)	—	(86)
(565)	(235)	(370)	(109)	(115,217)	(362,630)	(29,639)	(1,769)	(608)	(597)

804	2,557	6,424	4,048	216,825	377,552	17,218	16,402	13,388	26,181
504	222	370	109	101,042	322,436	29,048	1,729	608	596
(905)	(988)	(3,643)	(502)	(522,006)	(1,324,132)	(53,275)	(41,288)	(13,644)	(6,053)
403	1,791	3,151	3,655	(204,139)	(624,144)	(7,009)	(23,157)	352	20,724
(712)	1,936	2,107	4,563	(292,057)	(953,951)	(51,179)	(2,649)	579	20,532

10,485	8,549	11,116	6,553	1,584,522	2,538,473	248,808	251,457	47,275	26,743
$9,773	$10,485	$13,223	$11,116	$1,292,465	$1,584,522	$197,629	$248,808	$47,854	$47,275
8	5	(8)	—	1,166	108	(1)	(217)	10	4

62	193	543	337	14,816	21,973	775	662	1,335	2,595
41	17	33	9	7,136	20,935	1,364	70	60	59
(72)	(74)	(325)	(44)	(35,054)	(79,061)	(2,273)	(1,650)	(1,356)	(600)
31	136	251	302	(13,102)	(36,153)	(134)	(918)	39	2,054

JUNE 30, 2016	65

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,348	$2,707	$14,697	$7,514	$26,648	$14,996
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	4,857	12	16,666	3,891	25,424	(54,548)
Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency translations, forward contracts, futures contracts and swap contracts	3,842	(1,495)	13,978	(4,327)	1,845	(5,575)
Net increase (decrease) in net assets resulting from operations	12,047	1,224	45,341	7,078	53,917	(45,127)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(3,498)	(2,868)	(12,828)	(6,616)	(11,188)	(18,778)
Class Y	(45)	(34)	(759)	(562)	—	(3,436)
Net realized gain on securities:
Institutional Class	—	—	(10,803)	(576)	—	—
Class Y	—	—	(719)	(79)	—	—
Total distributions to shareholders	(3,543)	(2,902)	(25,109)	(7,833)	(11,188)	(22,214)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	34,723	54,536	346,503	305,866	437,961	577,229
Shares issued for reinvestment of distributions	3,277	2,659	19,085	5,762	10,638	17,888
Shares redeemed	(52,524)	(64,490)	(178,801)	(120,723)	(684,024)	(871,427)
Net increase (decrease) from capital share transactions	(14,524)	(7,295)	186,787	190,905	(235,425)	(276,310)
Class Y:
Shares sold	1,352	1,080	52,632	31,363	47,003	124,619
Shares issued for reinvestment of distributions	45	34	1,438	613	—	3,406
Shares redeemed	(1,554)	(831)	(30,732)	(76,751)	(218,189)	(408,579)
Net increase (decrease) from capital share transactions	(157)	283	23,338	(44,775)	(171,186)	(280,554)
Net increase (decrease) from capital share transactions	(14,681)	(7,012)	210,125	146,130	(406,611)	(556,864)
Net increase (decrease) in net assets	(6,177)	(8,690)	230,357	145,375	(363,882)	(624,205)
NET ASSETS:
Beginning of period	214,144	222,834	695,167	549,792	1,736,966	2,361,171
End of period	$207,967	$214,144	$925,524	$695,167	$1,373,084	$1,736,966
Accumulated net investment income (loss)	51	13	(284)	(167)	932	(8,419)
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	2,994	4,741	10,793	9,464	38,392	50,715
Shares reinvested	283	231	600	178	924	1,575
Shares redeemed	(4,545)	(5,608)	(5,583)	(3,734)	(60,267)	(76,954)
Net increase (decrease)	(1,268)	(636)	5,810	5,908	(20,951)	(24,664)
Class Y:
Shares sold	116	94	1,630	971	4,143	10,967
Shares reinvested	4	3	45	19	—	300
Shares redeemed	(135)	(72)	(961)	(2,377)	(19,358)	(35,902)
Net increase (decrease)	(15)	25	714	(1,387)	(15,215)	(24,635)

Net increase (decrease)	(1,283)	(611)	6,524	4,521	(36,166)	(49,299)

See accompanying Notes to Financial Statements.

66	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$33.69	$37.81	$33.52	$29.24	$33.70

Income from investment operations:
Net investment income	0.56	0.65	0.50	0.44	0.47
Net realized and unrealized gain (loss) on securities	(3.41)	(1.59)	4.29	4.49	(4.47)

Total from investment operations	(2.85)	(0.94)	4.79	4.93	(4.00)

Distributions from:
Net investment income	(0.59)	(0.60)	(0.50)	(0.65)	(0.46)
Net realized gain on securities	(7.15)	(2.58)	—	—	—

Total distributions	(7.74)	(3.18)	(0.50)	(0.65)	(0.46)

Net asset value, end of period	$23.10	$33.69	$37.81	$33.52	$29.24

Total return	(7.89)%	(2.22)%	14.30%	16.86%	(11.78)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,484	$4,775	$8,580	$9,202	$7,506
Ratio of expenses to average net assets	1.05%	1.02%	1.01%	1.01%	0.99%
Ratio of net investment income to average net assets	1.38%	1.48%	1.23%	1.39%	1.61%
Portfolio turnover rate	23%	17%	12%	31%	20%

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)

	For the Years Ended June 30,			For the Period Ended
	2016	2015	2014	June 30, 2013

Net asset value, beginning of period	$10.41	$11.96	$11.09	$10.00

Income from investment operations:
Net investment income	0.07	0.04	0.06	0.03
Net realized and unrealized gain (loss) on securities	(0.56)	(1.20)	1.07	1.08

Total from investment operations	(0.49)	(1.16)	1.13	1.11

Distributions from:
Net investment income	(0.05)	(0.03)	(0.04)	(0.02)
Net realized gain on securities	(0.04)	(0.36)	(0.22)	—

Total distributions	(0.09)	(0.39)	(0.26)	(0.02)

Net asset value, end of period	$9.83	$10.41	$11.96	$11.09

Total return	(4.63)%	(9.78)%	10.38%	11.14	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20	$19	$13	$12
Ratio of expenses to average net assets:
Net of waivers(b)	1.10%	1.19%	1.40%	1.40	%(c)
Before waivers	2.42%	2.64%	3.21%	3.40	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers(b)	0.79%	0.50%	0.58%	0.52	%(c)
Before waivers	(0.53)%	(0.95)%	(1.23)%	(1.48	)%(c)
Portfolio turnover rate	51%	71%	66%	61	%(a)

(a)	Not annualized.
(b)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.40%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.
(c)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	67

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.35	$13.16	$11.02	$9.29	$10.00

Income from investment operations:
Net investment income	0.07	0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss) on securities	(0.75)	0.47	2.15	1.73	(0.71)

Total from investment operations	(0.68)	0.53	2.21	1.80	(0.65)

Distributions from:
Net investment income	(0.07)	(0.06)	(0.07)	(0.07)	(0.06)
Net realized gain on securities	(0.63)	(0.28)	—	—	—

Total distributions	(0.70)	(0.34)	(0.07)	(0.07)	(0.06)

Net asset value, end of period	$11.97	$13.35	$13.16	$11.02	$9.29

Total return	(5.20)%	4.13%	20.07%	19.41%	(6.46)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10	$10	$9	$7	$5
Ratio of expenses to average net assets:
Net of waivers(a)	1.10%	1.19%	1.40%	1.40%	1.40%
Before waivers	2.97%	3.23%	3.87%	4.80%	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers(a)	0.59%	0.55%	0.50%	0.75%	0.70%
Before waivers	(1.28)%	(1.49)%	(1.97)%	(2.65)%	(3.15)%
Portfolio turnover rate	58%	38%	81%	110%	168%

(a)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.40%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

SCOUT EQUITY OPPORTUNITY FUND (Fund Inception March 28, 2014)

			For the
	For the Years Ended June 30,		Period Ended
	2016	2015	June 30, 2014

Net asset value, beginning of period	$12.36	$10.97	$10.00

Income from investment operations:
Net investment loss	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on securities	(0.55)	1.56	0.98

Total from investment operations	(0.56)	1.55	0.97

Distributions from:
Net investment income	—	—(a)	—
Net realized gain on securities	(0.30)	(0.16)	—

Total distributions	(0.30)	(0.16)	—

Net asset value, end of period	$11.50	$12.36	$10.97

Total return	(4.47)%	14.28%	9.70	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13	$11	$7
Ratio of expenses to average net assets:
Net of waivers(c)	1.10%	1.14%	1.25	%(d)
Before waivers	2.29%	3.75%	5.87	%(d)
Ratio of net investment loss to average net assets:
Net of waivers(c)	(0.05)%	(0.06)%	(0.21	)%(d)
Before waivers	(1.24)%	(2.67)%	(4.83	)%(d)
Portfolio turnover rate	140%	84%	14	%(b)

(a)	Resulted in less than $0.005 per share.
(b)	Not annualized.
(c)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.25%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.
(d)	Annualized.

See accompanying Notes to Financial Statements.

68	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MID CAP FUND

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$16.02	$18.79	$15.75	$13.25	$14.68

Income from investment operations:
Net investment income	0.21	0.03	— (a)	0.14	0.09
Net realized and unrealized gain (loss) on securities	0.13	0.30	3.99	2.67	(0.86)

Total from investment operations	0.34	0.33	3.99	2.81	(0.77)

Distributions from:
Net investment income	(0.17)	(0.02)	— (a)	(0.11)	(0.08)
Net realized gain on securities	(1.13)	(3.08)	(0.95)	(0.20)	(0.58)

Total distributions	(1.30)	(3.10)	(0.95)	(0.31)	(0.66)

Net asset value, end of period	$15.06	$16.02	$18.79	$15.75	$13.25

Total return	2.69%	2.42%	25.75%	21.53%	(4.94)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,292	$1,585	$2,538	$1,601	$1,241
Ratio of expenses to average net assets	1.04%	1.04%	1.02%	1.07%	1.06%
Ratio of net investment income to average net assets	1.34%	0.17%	0.01%	0.97%	0.71%
Portfolio turnover rate	161%	158%	134%	127%	217%

(a)	Resulted in less than $0.005 per share.

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$26.61	$24.49	$20.55	$15.82	$16.88

Income from investment operations:
Net investment income (loss)	(0.07)	(0.07)	(0.04)	0.02	0.02
Net realized and unrealized gain (loss) on securities	(1.55)	2.37	3.98	4.77	(1.08)

Total from investment operations	(1.62)	2.30	3.94	4.79	(1.06)

Distributions from:
Net investment income	—	—	—	(0.06)	—
Net realized gain on securities	(3.54)	(0.18)	—	—	—

Total distributions	(3.54)	(0.18)	—	(0.06)	—

Net asset value, end of period	$21.45	$26.61	$24.49	$20.55	$15.82

Total return	(6.01)%	9.44%	19.17%	30.39%	(6.28)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$198	$249	$251	$244	$230
Ratio of expenses to average net assets	1.13%	1.12%	1.12%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.27)%	(0.15)%	0.14%	0.09%
Portfolio turnover rate	16%	22%	17%	23%	38	%(a)

(a)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	69

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

				For the
	For the Years Ended June 30,			Period Ended
	2016	2015	2014	June 30, 2013

Net asset value, beginning of period	$10.07	$10.12	$10.02	$10.00

Income from investment operations:
Net investment income	0.11	0.11	0.10	0.14
Net realized and unrealized gain (loss) on securities	0.05	(0.01)	0.14	0.02

Total from investment operations	0.16	0.10	0.24	0.16

Distributions from:
Net investment income	(0.12)	(0.13)	(0.13)	(0.14)
Net realized gain on securities	—	(0.02)	(0.01)	—	(a)

Total distributions	(0.12)	(0.15)	(0.14)	(0.14)

Net asset value, end of period	$10.11	$10.07	$10.12	$10.02

Total return	1.60%	1.01%	2.38%	1.60	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$48	$47	$27	$34
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40	%(c)
Before waivers	0.92%	1.03%	0.97%	1.73	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.07%	1.10%	1.02%	1.49	%(c)
Before waivers	0.55%	0.47%	0.45%	0.15	%(c)
Portfolio turnover rate	94%	69%	170%	121	%(b)

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

70	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.42	$11.50	$11.41	$11.61	$11.31

Income from investment operations:
Net investment income	0.18	0.14	0.15	0.13	0.20
Net realized and unrealized gain (loss) on securities	0.49	(0.07)	0.15	0.01	0.71

Total from investment operations	0.67	0.07	0.30	0.14	0.91

Distributions from:
Net investment income	(0.19)	(0.15)	(0.17)	(0.15)	(0.22)
Net realized gain on securities	—	—	(0.04)	(0.19)	(0.39)

Total distributions	(0.19)	(0.15)	(0.21)	(0.34)	(0.61)

Net asset value, end of period	$11.90	$11.42	$11.50	$11.41	$11.61

Total return	6.00%	0.61%	2.65%	1.20%	8.24%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$204	$210	$219	$259	$170
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers	0.62%	0.61%	0.62%	0.64%	0.67%
Ratio of net investment income to average net assets:
Net of waivers	1.62%	1.21%	1.32%	1.13%	1.69%
Before waivers	1.40%	1.00%	1.10%	0.89%	1.42%
Portfolio turnover rate	453%	158%	636%	607%	586%

See accompanying Notes to Financial Statements.

JUNE 30, 2016	71

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — CLASS Y

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.42	$11.50	$11.40	$11.61	$11.30

Income from investment operations:
Net investment income	0.15	0.10	0.11	0.10	0.18
Net realized and unrealized gain (loss) on securities	0.49	(0.07)	0.16	— (a)	0.71

Total from investment operations	0.64	0.03	0.27	0.10	0.89

Distributions from:
Net investment income	(0.16)	(0.11)	(0.13)	(0.12)	(0.19)
Net realized gain on securities	—	—	(0.04)	(0.19)	(0.39)

Total distributions	(0.16)	(0.11)	(0.17)	(0.31)	(0.58)

Net asset value, end of period	$11.90	$11.42	$11.50	$11.40	$11.61

Total return	5.63%	0.24%	2.34%	0.83%	8.06%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4	$4	$4	$6	$2
Ratio of expenses to average net assets:
Net of waivers	0.75%	0.76%	0.79%	0.71%	0.57%
Before waivers	0.97%	0.97%	1.01%	0.95%	0.84%
Ratio of net investment income to average net assets:
Net of waivers	1.27%	0.85%	0.93%	0.82%	1.52%
Before waivers	1.05%	0.64%	0.71%	0.58%	1.25%
Portfolio turnover rate	453%	158%	636%	607%	586%

(a) Resulted in less than $0.005 per share.

See accompanying Notes to Financial Statements.

72	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$32.27	$32.30	$31.94	$33.03	$31.97

Income from investment operations:
Net investment income	0.60	0.39	0.49	0.55	0.76
Net realized and unrealized gain (loss) on securities	1.14	(0.01)	0.44	0.35	2.51

Total from investment operations	1.74	0.38	0.93	0.90	3.27

Distributions from:
Net investment income	(0.56)	(0.38)	(0.44)	(0.56)	(0.92)
Net realized gain on securities	(0.47)	(0.03)	(0.13)	(1.43)	(1.29)

Total distributions	(1.03)	(0.41)	(0.57)	(1.99)	(2.21)

Net asset value, end of period	$32.98	$32.27	$32.30	$31.94	$33.03

Total return	5.53%	1.19%	2.94%	2.64%	10.61%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$844	$638	$448	$430	$442
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers	0.55%	0.56%	0.57%	0.59%	0.56%
Ratio of net investment income to average net assets:
Net of waivers	1.87%	1.22%	1.53%	1.65%	2.25%
Before waivers	1.72%	1.06%	1.36%	1.46%	2.09%
Portfolio turnover rate	480%	187%	663%	604%	593%

See accompanying Notes to Financial Statements.

JUNE 30, 2016	73

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — CLASS Y

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$32.27	$32.29	$31.94	$33.03	$31.98

Income from investment operations:
Net investment income	0.48	0.26	0.38	0.48	0.80
Net realized and unrealized gain (loss) on securities	1.14	(0.01)	0.43	0.31	2.39

Total from investment operations	1.62	0.25	0.81	0.79	3.19

Distributions from:
Net investment income	(0.45)	(0.24)	(0.33)	(0.45)	(0.85)
Net realized gain on securities	(0.47)	(0.03)	(0.13)	(1.43)	(1.29)

Total distributions	(0.92)	(0.27)	(0.46)	(1.88)	(2.14)

Net asset value, end of period	$32.97	$32.27	$32.29	$31.94	$33.03

Total return	5.16%	0.79%	2.54%	2.30%	10.34%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$82	$57	$102	$54	$28
Ratio of expenses to average net assets:
Net of waivers	0.74%	0.80%	0.78%	0.75%	0.57%
Before waivers	0.89%	0.96%	0.95%	0.94%	0.73%
Ratio of net investment income to average net assets:
Net of waivers	1.53%	0.82%	1.15%	1.30%	2.09%
Before waivers	1.38%	0.66%	0.98%	1.11%	1.93%
Portfolio turnover rate	480%	187%	663%	604%	593%

See accompanying Notes to Financial Statements.

74	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

					For the
		For the Years Ended June 30,			Period Ended
	2016	2015	2014	2013	June 30, 2012

Net asset value, beginning of period	$11.32	$11.65	$11.70	$11.02	$10.00

Income from investment operations:
Net investment income	0.21	0.08	0.04	0.24	0.35
Net realized and unrealized gain (loss) on securities	0.27	(0.29)	0.01	1.15	1.22

Total from investment operations	0.48	(0.21)	0.05	1.39	1.57

Distributions from:
Net investment income	(0.10)	(0.12)	(0.03)	(0.23)	(0.37)
Net realized gain on securities	—	—	(0.07)	(0.48)	(0.18)

Total distributions	(0.10)	(0.12)	(0.10)	(0.71)	(0.55)

Net asset value, end of period	$11.70	$11.32	$11.65	$11.70	$11.02

Total return	4.28%	(1.77)%	0.44%	12.72%	16.23	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,281	$1,477	$1,806	$420	$33
Ratio of expenses to average net assets:
Net of waivers	0.50%	0.50%	0.50%	0.59%	0.99	%(b)
Before waivers	0.82%	0.81%	0.84%	0.96%	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.88%	0.79%	0.40%	1.36%	3.60	%(b)
Before waivers	1.56%	0.48%	0.06%	0.99%	2.97	%(b)
Portfolio turnover rate	615%	116%	422%	140%	224	%(a)

(a) Not annualized.

(b) Annualized.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)

				For the
	For the Years Ended June 30,			Period Ended
	2016	2015	2014	June 30, 2013

Net asset value, beginning of period	$11.30	$11.64	$11.71	$11.62

Income from investment operations:
Net investment income	0.13	0.03	0.01	0.11
Net realized and unrealized gain (loss) on securities	0.32	(0.27)	— (a)	0.09

Total from investment operations	0.45	(0.24)	0.01	0.20

Distributions from:
Net investment income	—	(0.10)	(0.01)	(0.11)
Net realized gain on securities	—	—	(0.07)	—

Total distributions	—	(0.10)	(0.08)	(0.11)

Net asset value, end of period	$11.75	$11.30	$11.64	$11.71

Total return	3.98%	(2.05)%	0.12%	1.68	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$92	$260	$555	$125
Ratio of expenses to average net assets:
Net of waivers	0.79%	0.80%	0.78%	0.77	%(c)
Before waivers	1.11%	1.11%	1.12%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	1.59%	0.49%	0.12%	0.84	%(c)
Before waivers	1.27%	0.18%	(0.22)%	0.44	%(c)
Portfolio turnover rate	615%	116%	422%	140	%(b)

(a) Resulted in less than $0.05 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2016	75

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Equity Opportunity Fund (“Equity Opportunity” or “Equity Opportunity Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”).

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
Global Equity	Long-term growth of capital
Equity Opportunity	Long-term growth of capital
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the
preservation of capital
Core Bond	High level of total return consistent with the
preservation of capital
Core Plus Bond	High level of total return consistent with the
preservation of capital
Unconstrained Bond	Maximize total return consistent with the
preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and NASDAQ Capital Market® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. NASDAQ National Market® and NASDAQ Capital Market® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an exchange is open for trading on a day but there are no sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued by using an evaluated bid price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, interest rate swaps and currency swaps, are valued by an independent pricing service. In the absence of an evaluated bid price from an independent pricing service for a debt security (other than short-term instruments maturing within 60 days) or swap, or when a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by Scout Investments, Inc. (the “Advisor”) implementing procedures adopted by, and under the supervision of, the Board of Trustees of the Trust (the “Board”).

Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities or debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Funds, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Advisor’s Valuation Committee shall

76	SCOUT FUNDS ANNUAL REPORT

consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Advisor’s Valuation Committee can make the valuation determination with consent of another voting member of the Advisor’s Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Advisor’s Valuation Committee. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

Various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of June 30, 2016, in valuing the Funds’ assets:

International:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Australia	$19,646,338	$63,390,704	$—	$83,037,042
Canada	80,038,795	—	—	80,038,795
China	—	24,329,685	—	24,329,685
Colombia	24,453,603	—	—	24,453,603
Denmark	20,796,081	—	—	20,796,081
France	—	107,386,671	—	107,386,671
Germany	61,790,579	126,289,376	—	188,079,955
Ireland	20,769,512	—	—	20,769,512
Japan	—	277,993,659	—	277,993,659
Mexico	41,325,595	—	—	41,325,595
Netherlands	21,981,680	14,970,289	—	36,951,969
Peru	24,461,151	—	—	24,461,151
Singapore	—	25,044,443	—	25,044,443
South Africa	—	20,752,682	—	20,752,682
Spain	—	20,259,764	—	20,259,764
Sweden	21,089,104	40,416,786	—	61,505,890
Switzerland	36,249,071	98,621,792	—	134,870,863
Taiwan	—	52,492,683	—	52,492,683
United Kingdom	46,459,229	105,512,756	—	151,971,985
United States	63,366,512	—	—	63,366,512
Short-Term Investments	21,000,000	—	—	21,000,000
Total Investments	$503,427,250	$977,461,290	$—	$1,480,888,540

(Continued on next page)

JUNE 30, 2016	77

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Emerging Markets:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Brazil	$766,277	$—	$—	$766,277
Chile	135,760	—	—	135,760
China	—	2,598,758	—	2,598,758
France	468,720	—	—	468,720
India	—	2,929,299	—	2,929,299
Indonesia	—	746,249	—	746,249
Kenya	—	633,536	—	633,536
Malaysia	180,082	—	—	180,082
Mexico	1,742,083	648,512	—	2,390,595
Russia	842,840	—	—	842,840
South Africa	—	257,308	—	257,308
South Korea	—	1,699,119	—	1,699,119
Taiwan	—	550,993	—	550,993
Thailand	—	508,153	—	508,153
Turkey	400,887	527,712	—	928,599
United Arab Emirates	—	503,647	—	503,647
United Kingdom	—	190,993	—	190,993
United States	1,849,909	—	—	1,849,909
Vietnam	—	667,776	—	667,776
Total Investments	$6,386,558	$12,462,055	$—	$18,848,613

Global Equity:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Australia	$—	$157,528	$—	$157,528
Canada	493,393	—	—	493,393
China	50,016	119,286	—	169,302
Denmark	—	257,252	—	257,252
France	—	336,980	—	336,980
Germany	—	289,866	—	289,866
Ireland	138,941	—	—	138,941
Japan	225,693	522,976	—	748,669
Mexico	145,235	—	—	145,235
Netherlands	125,579	—	—	125,579
Sweden	—	158,282	—	158,282
Switzerland	207,141	—	—	207,141
United Kingdom	—	105,974	—	105,974
United States	6,418,201	—	—	6,418,201
Total Investments	$7,804,199	$1,948,144	$—	$9,752,343

Equity Opportunity:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$13,236,520	$—	$—	$13,236,520

Mid Cap:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$1,287,119,257	$—	$—	$1,287,119,257
Short-Term Investments	26,000,000	—	—	26,000,000
Total Investments	$1,313,119,257	$—	$—	$1,313,119,257

Small Cap:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$196,668,933	$—	$—	$196,668,933

78	SCOUT FUNDS ANNUAL REPORT

Low Duration Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$4,022,350	$—	$4,022,350
Commercial Mortgage-Backed Securities	—	3,107,558	—	3,107,558
Corporate Bonds	—	18,169,958	—	18,169,958
Mortgage-Backed Securities	—	17,255,549	—	17,255,549
Other Governments	—	215,521	—	215,521
U.S. Government and Agencies	—	4,073,249	—	4,073,249
Short-Term Investments	1,020,765	—	—	1,020,765
Total Investments	$1,020,765	$46,844,185	$—	$47,864,950

Core Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$1,799,287	$—	$1,799,287
Commercial Mortgage-Backed Securities	—	10,146,186	—	10,146,186
Corporate Bonds	—	43,833,621	—	43,833,621
Mortgage-Backed Securities	—	33,907,852	—	33,907,852
Other Governments	—	2,366,189	—	2,366,189
U.S. Government and Agencies	—	95,012,061	—	95,012,061
Short-Term Investments	39,626,804	—	—	39,626,804
Total Investments	$39,626,804	$187,065,196	$—	$226,692,000
Other Financial Instruments(b) Swap Contracts	$—	$138,234	$—	$138,234

Core Plus Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$10,083,627	$—	$10,083,627
Commercial Mortgage-Backed Securities	—	25,590,231	—	25,590,231
Corporate Bonds	—	153,652,862	—	153,652,862
Mortgage-Backed Securities	—	99,636,661	—	99,636,661
Other Governments	—	12,555,809	—	12,555,809
U.S. Government and Agencies	—	534,099,827	—	534,099,827
Short-Term Investments	178,793,727	—	—	178,793,727
Total Investments	$178,793,727	$835,619,017	$—	$1,014,412,744
Other Financial Instruments(b)
Swap Contracts	$—	$1,175,958	$—	$1,175,958
Liabilities
Other Financial Instruments(b)
Futures Contracts	$2,242,361	$—	$—	$2,242,361

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JUNE 30, 2016	79

NOTES TO FINANCIAL STATEMENTS (Continued)

 June 30, 2016

Unconstrained Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$49,777,864	$—	$49,777,864
Commercial Mortgage-Backed Securities	—	10,014,817	—	10,014,817
Corporate Bonds	—	273,181,752	—	273,181,752
Mortgage-Backed Securities	—	110,083,971	—	110,083,971
Other Governments	—	37,319,413	—	37,319,413
U.S. Government and Agencies	—	745,568,421	—	745,568,421
Short-Term Investments	245,106,555	—	—	245,106,555
Total Investments	$245,106,555	$1,225,946,238	$—	$1,471,052,793
Other Financial Instruments(b)
Swap Contracts	$—	$2,377,025	$—	$2,377,025
Liabilities
Other Financial Instruments(b)
Futures Contracts	$5,689,580	$—	$—	$5,689,580

(a) For a detailed break-out of common stocks by sector or country classification, please refer to the Schedule of Investments.

(b)Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts.

The Funds did not hold any Level 3 investments during the period ended June 30, 2016. It is the Funds’ policy to recognize transfers between Levels at the end of the period. As of June 30, 2015 the International, Emerging Markets and Global Equity Funds held all Level 1 securities. As of June 30, 2016, the International, Emerging Markets and Global Equity Funds held some Level 2 securities due to the Funds performing a fair value adjustment. A security’s classification as a Level 1 or Level 2 within the International, Emerging Markets and Global Equity Funds can move on a daily basis throughout the year depending on whether or not a Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Fund calculates its NAV. Per the Funds’ Pricing and Fair Value Determination Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from June 30, 2015 to June 30, 2016, represented by recognizing the June 30, 2016 market value of securities classified as Level 1 as of June 30, 2015 that transferred hierarchies to Level 2 as of June 30, 2016:

	International	Emerging Markets	Global Equity

Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	(812,621,400)	(9,682,462)	(869,179)
Net transfers in (out) of Level 1	$(812,621,400)	$(9,682,462)	$(869,179)

Transfers into Level 2	$812,621,400	$9,682,462	$869,179
Transfers out of Level 2	—	—	—
Net transfers in (out) of Level 2	$812,621,400	$9,682,462	$869,179

80	SCOUT FUNDS ANNUAL REPORT

(b)	Derivatives — The following disclosure provides certain information about the Funds’ derivative and hedging activities. See Notes 6 and 7 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging), or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of open forward contracts, if any, at period end are included in the Schedules of Investments under the caption “Forward Contracts.”

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity, manage the duration of the Funds’ portfolios and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

Details of swap contracts, if any, at period end are included in the Schedules of Investments under the caption “Swap Contracts.”

(Continued on next page)

JUNE 30, 2016	81

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it.

When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Advisor and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures, if any, at period end are included in the Schedules of Investments under the caption “Futures Contracts.”

For the year ended June 30, 2016, the average of month-end derivative positions are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$26,705,243	$80,943,296
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	—
Futures contracts long position (number of contracts)	—	—	—	—
Futures contracts short position (number of contracts)	—	—	195	1,085
Credit default swap contracts (Notional amount in U.S. Dollars)	$455,385	$5,322,308	$33,661,462	$55,051,669

For the year ended June 30, 2016, the total number of derivative contracts entered into are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased	—	N/A	9	11
Forward currency contracts sold	—	N/A	—	—
Futures contracts long position	—	—	—	3,280
Futures contracts short position	—	—	2,970	19,466
Credit default swap contracts	9	11	45	55

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments. As of June 30, 2016, the Funds were not entered into TBA’s.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 30, 2016.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

82	SCOUT FUNDS ANNUAL REPORT

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statements of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Management of the Funds has analyzed all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence fewer than three years. As of and during the year ended June 30, 2016 the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the following Funds had net capital loss carryovers:

	Emerging	Equity
(in thousands)	Markets	Opportunity	Small Cap
For losses expiring June 30,
2017	$—	$—	$313
2018	—	—	—
2019	—	—	—
Not subject to expiration:
Short-term	1,115	44	—
Long-term	1,038	—	—
	$2,153	$44	$313

	Low Duration	Unconstrained
(in thousands)	Bond	Bond
For losses expiring June 30,
2017	$—	$—
2018	—	—
2019	—	—
Not subject to expiration:
Short-term	—	2,163
Long-term	26	61,802
	$26	$63,965

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2016, the Small Cap, Core Bond and Unconstrained Bond Funds utilized (in thousands) $313, $2,031 and $24,121, respectively, of their capital loss carryovers.

Included in the net capital loss carryovers for the Small Cap Fund is (in thousands) $313 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. During the fiscal year ended June 30, 2012, the Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period under the Regulated Investment Company Modernization Act of 2010. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2016, the Global Equity and Mid Cap Funds had (in thousands) $157 and $10,620 of post-October capital losses, respectively, which are deferred until July 1, 2016 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2016, the Equity Opportunity Fund had (in thousands) $8 of qualified late-year ordinary losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from GAAP. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(Continued on next page)

JUNE 30, 2016	83

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

(j)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(l)	Segregation and Collateralization — In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to fees at the following annual rates under the Agreement for the period from July 1, 2015 through June 30, 2016:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

Global Equity — 0.80% of average daily net assets.

Equity Opportunity — 0.75% of average daily net assets.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of the respective Fund’s average daily net assets.

Unconstrained Bond — 0.60% of the first $3 billion of average daily net assets and 0.55% of average daily net assets over $3 billion.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2016 for the Emerging Markets, Global Equity, Equity Opportunity, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.10%, 1.10%, 1.10%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. Prior to October 31, 2014, the Advisor had agreed to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses for the Emerging Markets, Global Equity and Equity Opportunity Funds to the extent necessary so that Total Annual Fund Operating Expenses did not exceed 1.40%, 1.40% and 1.25%, respectively, of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2016 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees, and short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2016 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% of the average daily net assets of the Institutional Class shares and 0.80% of the average daily net assets of the Class Y shares. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, if Total Annual Fund Operating Expenses would fall below the current expense limit, the Advisor may cause a Fund’s expenses to remain at the current expense limit while it is reimbursed for fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause a Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2016:

	Emerging	Global	Equity	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Markets	Equity	Opportunity	Bond	Bond	Bond	Bond
Eligible for Reimbursement:
6/30/14	$(226)	$(195)	$(69)	$(258)	$(512)	$(914)	$(5,742)
6/30/15	(252)	(186)	(208)	(252)	(480)	(1,035)	(6,385)
6/30/16	(228)	(191)	(161)	(264)	(461)	(1,223)	(4,590)
Total Eligible for Reimbursement	$(706)	$(572)	$(438)	$(774)	$(1,453)	$(3,172)	$(16,717)

The advisor reimbursed the Core Plus Bond Fund (in thousands) $4 for a loss from an investment trading error. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the Fund’s performance.

84	SCOUT FUNDS ANNUAL REPORT

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2015 through February 29, 2016.

Effective March 1, 2016, each of the Funds were subject to a fee at the following annual rates based on the aggregate average daily net assets of the Funds – 0.05% of the Funds’ first $5 billion of aggregate average daily net assets, 0.04% of the Funds’ next $1 billion of aggregate average daily net assets, 0.03% of the Funds’ next $1 billion of aggregate average daily net assets, 0.02% of the Funds’ next $1 billion of aggregate average daily net assets, and 0.01% of the Funds’ aggregate average daily net assets in excess of $8 billion.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2015 through May 31, 2016:

International, Emerging Markets and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of average daily net assets over $750 million.

Equity Opportunity, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of average daily net assets over $750 million.

Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond — 0.050% of the first $1.25 billion of average daily net assets and 0.030% of average daily net assets over $1.25 billion.

Effective June 1, 2016, each of the Funds were subject to a fee at the following annual rates based on the aggregate average daily net assets of the Funds – 0.04% of the Funds’ first $1.25 billion of aggregate average daily net assets, 0.03% of the Funds’ next $1.25 billion of aggregate average daily net assets, and 0.02% of the Funds’ aggregate average daily net assets in excess of $2.5 billion. The fees are allocated proportionately between the Funds each month based on their share of the Funds’ aggregate assets.

For the period from July 1, 2015 through May 31, 2016, the asset based fees were subject to a minimum monthly fee in the amount of $6,250 per fund, subject to an annual escalation equal to an increase in the Consumer Price Index. Effective June 1, 2016, the Funds are subject to a minimum fee calculated by multiplying the number of funds in the Trust by $70,000 per fund. Minimum fees are allocated proportionately between the Funds each month based on their share of the Funds’ aggregate assets, subject to an annual escalation equal to an increase in the Consumer Price Index.

In addition to the asset based fee, the Core Bond, Core Plus Bond and Unconstrained Bond Funds paid a monthly multi-class fee in the amount of $1,500 per class for the period from July 1, 2015 through May 31, 2016. Effective June 1, 2016, the Funds are not subject to a multi-class fee.

(d)	Redemption Fees — Effective June 30, 2014, shareholders of the Emerging Markets Fund are charged a 2.00% redemption fee for shares redeemed or exchanged within 60 days of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Fund as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2016, the Fund received (in thousands) $0 in redemption fees.

(e)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(g)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $70,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $26,000 and each committee chair will receive an annual retainer of $10,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(h)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

During the year ended June 30, 2016, the International Fund engaged in purchases and sales of securities (in thousands) pursuant to Rule 17a-7 of the 1940 Act:

Purchases	Sales
$—	$1,197

3.	DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2016, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $8, $135, and $373, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2016, the Core Bond and Core Plus Bond Funds incurred (in thousands) $3 and $47, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

(Continued on next page)

JUNE 30, 2016	85

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

4. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2016, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$595,030	$—
Sales	3,458,862	—
Emerging Markets:
Purchases	10,877	—
Sales	8,372	—
Global Equity:
Purchases	5,791	—
Sales	5,801	—
Equity Opportunity:
Purchases	21,622	—
Sales	18,491	—
Mid Cap:
Purchases	2,195,157	—
Sales	2,459,006	—
Small Cap:
Purchases	33,509	—
Sales	69,656	—
Low Duration Bond:
Purchases	13,563	35,023
Sales/Maturity proceeds	18,253	30,065
Core Bond:
Purchases	26,148	853,658
Sales/Maturity proceeds	65,173	829,696
Core Plus Bond:
Purchases	199,829	3,458,440
Sales/Maturity proceeds	242,563	3,248,095
Unconstrained Bond:
Purchases	397,037	7,307,168
Sales/Maturity proceeds	1,019,430	7,042,918

5. FEDERAL TAX INFORMATION

At June 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Unrealized appreciation	$448,881	$2,217	$1,602	$1,050	$155,769
Unrealized depreciation	(120,103)	(1,728)	(475)	(579)	(51,844)
Net unrealized appreciation	$328,778	$489	$1,127	$471	$103,925
Cost of securities on a tax basis	$1,152,111	$18,360	$8,625	$12,766	$1,209,194

		Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Small Cap	Bond	Bond	Bond	Bond
Unrealized appreciation	$63,771	$273	$4,410	$20,242	$15,492
Unrealized depreciation	(19,020)	(86)	(503)	(2,073)	(3,670)
Net unrealized appreciation	$44,751	$187	$3,907	$18,169	$11,822
Cost of securities on a tax basis	$151,918	$47,678	$222,785	$996,244	$1,459,231

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

86	SCOUT FUNDS ANNUAL REPORT

The tax character of distributions paid during the years ended June 30, 2016 and 2015 were as follows:

			Emerging				Equity
	International		Markets		Global Equity		Opportunity		Mid Cap
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$43,420	$88,230	$95	$123	$53	$45	$160	$109	$15,463	$72,374
Net long-term capital gains	598,526	417,745	79	515	512	190	210	—	99,754	290,256
Total distributions paid	$641,946	$505,975	$174	$638	$565	$235	$370	$109	$115,217	$362,630

			Low Duration						Unconstrained
	Small Cap		Bond		Core Bond		Core Plus Bond		Bond
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$—	$—	$608	$511	$3,543	$2,902	$22,545	$7,407	$11,188	$22,207
Net long-term capital gains	29,639	1,769	—	86	—	—	2,564	426	—	7
Total distributions paid	$29,639	$1,769	$608	$597	$3,543	$2,902	$25,109	$7,833	$11,188	$22,214

As of June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Undistributed ordinary income	$2,463	$43	$8	$	$1,166
Undistributed long-term capital gains	123,825	—	—	—	—
Tax accumulated earnings	126,288	43	8	—	1,166
Accumulated capital and other losses	—	(2,153)	(157)	(52)	(10,620)
Unrealized appreciation on investments	328,778	489	1,127	471	103,925
Unrealized depreciation on foreign currency	(311)	(17)	—	—	—
Total accumulated earnings (deficit)	$454,755	$(1,638)	$978	$419	$94,471

		Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Small Cap	Bond	Bond	Bond	Bond
Undistributed ordinary income	$120	$10	$2,621	$8,926	$2,111
Undistributed longterm capital gains	9,056	—	—	—	—
Tax accumulated earnings	9,176	10	2,621	8,926	2,111
Accumulated capital and other losses	(313)	(26)	—	—	(63,965)
Unrealized appreciation on investments	44,751	187	3,907	18,169	11,822
Unrealized depreciation on foreign currency	—	—	—	(1)	(2)
Total accumulated earnings (deficit)	$53,614	$171	$6,528	$27,094	$(50,034)

(Continued on next page)

JUNE 30, 2016	87

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

6. OTHER DERIVATIVE INFORMATION

At June 30, 2016, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives			Liability Derivatives
		Statement of Assets	Fair Value		Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount		and Liabilities Location	Amount

Core Bond (in thousands)	Credit contracts	Premiums paid on open swap contracts	$80			$—
		Unrealized appreciation on open swap
		contracts	58	(a)		—

	Total		$138			$—

Core Plus Bond (in thousands)	Interest rate contracts		$—		Variation margin	$168
	Credit contracts	Premiums paid on open swap contracts	644			—
		Unrealized appreciation on open swap
		contracts	531	(a)		—

	Total		$1,175			$168

Unconstrained Bond	Interest rate contracts		—		Variation margin	436
(in thousands)	Credit contracts	Premiums paid on open swap contracts	1,198			—
		Unrealized appreciation on open swap
		contracts	1,179	(a)		—

	Total		$2,377			$436

(a) The amount reflected on the Statement of Assets and Liabilities is only unsettled variation margin receivable/payable.

For the year ended June 30, 2016, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

			Net Realized Gain	Net Increase (Decrease)
			(Loss) on	in Unrealized Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Deriviate Instrument	in Income	in Income
Low Duration Bond (in thousands)	Credit contracts	Swap contracts	$44	$—
	Total		$44	$—

Core Bond (in thousands)	Credit contracts	Swap contracts	$213	$58
	Total		$213	$58

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(1,971)	$6
	Interest rate contracts	Futures contracts	(115)	(2,242)
	Credit contracts	Swap contracts	2,050	524
	Total		$(36)	$(1,712)

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(6,356)	$33
	Interest rate contracts	Futures contracts	3,203	(5,690)
	Credit contracts	Swap contracts	5,420	1,160
	Total		$2,267	$(4,497)

See Note 1(b) regarding derivative financial instruments.

88	SCOUT FUNDS ANNUAL REPORT

7. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

Financial Accounting Standards Board Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of June 30, 2016, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred after year end through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during that period that materially impacted the amounts or disclosures in the Funds’ financial statements.

JUNE 30, 2016	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

August 26, 2016

90	SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLES

June 30, 2016 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Emerging Markets Fund are charged a 2.00% redemption fee for shares redeemed or exchanged within 60 days of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Emerging Markets Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/16-
Fund	1/1/16	6/30/16	Ratio	6/30/16*
International:
Actual	$1,000.00	$1,010.60	1.0123%	$5.06
Hypothetical	1,000.00	1,019.97	1.0123	5.08
Emerging Markets:
Actual	1,000.00	1,071.20	1.1000	5.66
Hypothetical	1,000.00	1,019.53	1.1000	5.52
Global Equity:
Actual	1,000.00	961.20	1.0999	5.36
Hypothetical	1,000.00	1,019.53	1.0999	5.52
Equity Opportunity:
Actual	1,000.00	1,015.90	1.1007	5.52
Hypothetical	1,000.00	1,019.53	1.1007	5.53
Mid Cap:
Actual	1,000.00	1,051.10	1.0124	5.16
Hypothetical	1,000.00	1,019.97	1.0124	5.08
Small Cap:
Actual	1,000.00	993.10	1.1201	5.55
Hypothetical	1,000.00	1,019.43	1.1201	5.62
Low Duration Bond:
Actual	1,000.00	1,019.40	0.4000	2.01
Hypothetical	1,000.00	1,023.01	0.4000	2.01
Core Bond - Institutional Class:
Actual	1,000.00	1,052.40	0.4000	2.04
Hypothetical	1,000.00	1,023.01	0.4000	2.01
Core Bond - Class Y:
Actual	1,000.00	1,050.80	0.7103	3.62
Hypothetical	1,000.00	1,021.47	0.7103	3.57
Core Plus Bond - Institutional Class:
Actual	1,000.00	1,060.50	0.3998	2.05
Hypothetical	1,000.00	1,023.01	0.3998	2.01
Core Plus Bond - Class Y:
Actual	1,000.00	1,059.00	0.6825	3.49
Hypothetical	1,000.00	1,021.61	0.6825	3.43
Unconstrained Bond - Institutional Class:
Actual	1,000.00	1,053.20	0.4999	2.55
Hypothetical	1,000.00	1,022.51	0.4999	2.51
Unconstrained Bond - Class Y:
Actual	1,000.00	1,051.90	0.7587	3.87
Hypothetical	1,000.00	1,021.23	0.7587	3.81

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 182/366 (to reflect the six month period).

JUNE 30, 2016	91

OTHER INFORMATION

June 30, 2016 (Unaudited)

Approval of Investment Advisory Agreement

In February 2016, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund (the “Funds”). The independent Trustees’ counsel had sent to the Advisor requests detailing the information that the independent Trustees wished to receive in connection with their consideration of the renewal of the agreement. The independent Trustees met with their independent counsel, as well as an independent consultant engaged by the independent Trustees to assist in the annual advisory agreement review process. After evaluating, among other things, the nature, extent and quality of services provided by the Advisor, and reviewing the performance and operations of the Funds, the Board, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement for an additional year.

As part of its review, the Board reviewed information regarding the advisory services performed by the Advisor, the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance, related services provided by the Advisor, and other contributions by the Advisor. The information included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate performance peer group. In addition, the Board reviewed information relating to benefits to the Advisor, including the hiring of affiliates of the Advisor, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Board considered information specifically provided in connection with the proposed renewal, as well as information provided in connection with quarterly Board meetings throughout the year. The Board regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Board was satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor. The Board also considered the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corporation.

The Board considered the investment performance of each Fund as compared to its respective benchmark index, as well as its respective performance peer group for periods ended December 31, 2015. The Board noted that the highest/ best performing 20% of funds in the performance peer group make up the first quintile; the next 20%, the second quintile; the next 20%, the third quintile; the next 20%, the fourth quintile; and the poorest/worst performing of funds in the performance peer group make up the fifth quintile. The Board considered that the Scout International Fund’s total return was in the fifth quintile for the 1-, 3- and 5-year periods and third quintile for the 10-year period. The Board considered that the Scout Emerging Markets Fund’s total return was in the third quintile for the 1-year period and first quintile for the 3-year period. The Board considered that the Scout Global Equity Fund’s total return was in the first quintile for the 1-year period and second quintile for the 3-year period. The Board considered that the Scout Equity Opportunity Fund’s total return was in the first quintile for the 1-year period. The Board considered that the Scout Mid Cap Fund’s total return was in the first quintile for the 1-year period, second quintile for the 3-year period and third quintile for the 5-year period. The Board considered that the Scout Small Cap Fund’s total return was in the first quintile for the 1-year period, second quintile for the 3- and 5-year periods and fourth quintile for the 10-year period. The Board considered that the Scout Low Duration Bond Fund’s total return was in the second quintile for the 1-year period and first quintile for the 3-year period. For the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, consideration was given to the performance of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the Scout Core Bond Fund’s total return was in the first quintile for the 1- and 10-year periods, fourth quintile for the 3-year period and third quintile for the 5-year period. The Board considered that the Scout Core Plus Bond Fund’s total return was in the third quintile for the 1-year period, fourth quintile for the 3-year period and first quintile for the 5- and 10-year periods. The Board considered that the Scout Unconstrained Bond Fund’s total return was in the second quintile for the 1-year period and fourth quintile for the 3-year period. The Board discussed the factors that had affected the performance of the Funds, including the reasons for the relative underperformance of certain Funds. The Board concluded that the performance of each Fund was sufficient to support the decision to renew the agreement.

The Board also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Board reviewed the report prepared by the Board’s independent consultant, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s expense peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients and sub-advised clients for similar advisory strategies (if any). For the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, consideration was given to the advisory fees and expense ratios of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the advisory fee for each of the Scout International, Emerging Markets, Global Equity, Equity Opportunity, Small Cap, Low Duration Bond, Core Bond and Core Plus Bond Funds was lower than the median advisory fee of each Fund’s respective expense peer group. The Board considered that the advisory fee for each of the Scout Mid Cap and Unconstrained Bond Funds was equal to the median advisory fee of each Fund’s respective expense peer group. The Board also considered that the total expenses of each of the Funds were lower than the median total expenses of each Fund’s respective expense peer group. The Board discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients and sub-advised clients of the Advisor, noting the differences in the services provided to the Funds. The Board considered the Advisor’s profitability with respect to each Fund, including information regarding year-to-year changes in the Advisor’s profitability as well as projected profitability for 2016, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Board concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable.

While no single factor was determinative to the Board’s decision, based upon their review, the Board, including the independent Trustees, determined that the advisory fee payable by each Fund to the Advisor was fair and reasonable in view of the nature, extent and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to renew the agreement.

92	SCOUT FUNDS ANNUAL REPORT

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and Emerging Markets Funds designate (in thousands): $63,627 and $335 of income derived from foreign sources and $4,082 and $25 of foreign taxes paid, respectively, for the year ended June 30, 2016.

Of the ordinary income (including short-term capital gains) distributions made by the International and Emerging Markets Funds during the year ended June 30, 2016, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.9901 and $0.1636 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0635 and $0.0124, respectively.

Qualified Dividend Income

For the fiscal year ended June 30, 2016, 100%, 100%, 100%, 42.49% and 100%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the International, Emerging Markets, Global Equity, Equity Opportunity and Mid Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Emerging Markets, Global Equity, Equity Opportunity and Mid Cap Funds during the fiscal year ended June 30, 2016, which are not designated as capital gain distributions, should be multiplied by 5.39%, 10.86%, 100%, 35.63% and 100%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the International, Emerging Markets, Global Equity, Equity Opportunity, Mid Cap, Small Cap, and Core Plus Bond Funds designate (in thousands) long-term capital gain dividends of $598,526, $79, $512, $210, $99,754, $29,639, and $2,564, respectively, for the fiscal year ended June 30, 2016.

(Continued on next page)

JUNE 30, 2016	93

TRUSTEES AND OFFICERS

June 30, 2016 (Unaudited)

Independent Trustees

Name, Address and Birthdate	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee Chair	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	10	None

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	10	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 to April 2014) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	10	None

Jerry T. Golden c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 06/16/53	Trustee	Indefinite; until successor elected. Served as a Trustee since May 2015.	National Seminar Instructor for Ernst & Young Financial Services Program, from 2014 to August 2015; Partner, Ernst & Young LLP, from 1986 to 2012.	10	None

Interested Trustee

Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Trustee; President	Indefinite; until successor elected. Served as a Trustee since April 2013. Served as President since November 2010.	Chief Executive Officer, Scout Investments, Inc., since August 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	10	None

Total compensation for the independent trustees totaled $336,000 for the year ended June 30, 2016.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

   *Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

94	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS (Continued)

June 30, 2016 (Unaudited)

Executive Officers

The Officers of the Trust not named above are:

Name, Address and Birthdate	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer and Chief Compliance Officer	Indefinite, until successor elected. Served as Treasurer since May 2011. Served as Chief Compliance Officer since June 2016.	Chief Compliance Officer (since June 2016), Chief Operating Officer (since 2012), Treasurer (since May 2011), Senior Vice President (since 2009), and Chief Administrative Officer (since 2005), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary and Anti-Money Laundering Compliance Officer	Indefinite, until successor elected. Served as Secretary since May 2012. Served as AML Compliance Officer since June 2016 .	AML Compliance Officer (since June 2016), Compliance Officer (since March 2011), Scout Investments, Inc., Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

JUNE 30, 2016	95

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive Alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative Alpha indicates the portfolio has underperformed, given the expectations established by beta.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

EPS Growth (Hist 5 Yr) is a measure of the annualized growth rate of net-income-per share over the trailing 5 years for the stocks currently held by the fund.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Stock Multiples measure a company’s financial well-being by dividing one financial metric by another.

Turnover Ratio is a measure of the fund’s trading activity, which is computed by taking the lesser of purchases or sales (excluding all securities with maturities of less than one year) and dividing by average monthly net assets.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

12-Month Historical P/E ratio is the ratio of a stock’s latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Basis Point is 1/100 of a percentage point in the context of interest rates and bond yields. For example, an interest rate increase of 0.25 percentage point by the Federal Reserve would be generally referred to as an increase of 25 basis points.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund’s actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

96	SCOUT FUNDS ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutinv.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund, the Scout Global Equity Fund, the Scout Equity Opportunity Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT INVESTMENTS
International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)
Domestic Equity Funds
Scout Equity Opportunity Fund (SEOFX)
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)
Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)
INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Kansas City, Missouri
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania
CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri
DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin
TRANSFER AGENT
UMB Fund Services, Inc.	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com
SCOUT, SCOUT INVESTMENTS - Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden as “audit committee financial experts.” Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2016	$190,700
Fiscal year ended June 30, 2015	$190,700

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2016	$46,500
Fiscal year ended June 30, 2015	$46,500

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2016	$42,300
Fiscal year ended June 30, 2015	$42,300

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2016	$0
Fiscal year ended June 30, 2015	$0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 29, 2016

/s/ Scott A. Betz
Scott A. Betz
Principal Financial Officer
August 29, 2016